AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 30, 1996
                                                       REGISTRATION NOS. 2-90949
                                                                        811-4014
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.
                     Post-Effective Amendment No. 15     X
                                     and/or

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                             Amendment No. 15    X
                            ------------------------
                             MERIDIAN FUND, INC.(R)
               (Exact name of registrant as specified in charter)

                         60 E. SIR FRANCIS DRAKE BLVD.
                             WOOD ISLAND, SUITE 306
                               LARKSPUR, CA 94939
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                 REGISTRANT'S TELEPHONE NUMBER: (415) 461-6237

                             RICHARD F. ASTER, JR.
                             WOOD ISLAND, SUITE 306
                         60 E. SIR FRANCIS DRAKE BLVD.
                               LARKSPUR, CA 94939
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:
          X   on October 31, 1996 pursuant to paragraph (b) of Rule 485
     THE REGISTRANT HAS ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES OF ITS COMMON STOCK, $0.01 PAR VALUE, PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THE RULE 24F-2 NOTICE FOR THE FISCAL YEAR ENDED JUNE 30, 1996 WAS FILED ON OCTOBER 1, 1996.

      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933(1)

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                                         PROPOSED MAXIMUM      PROPOSED
      TITLE OF SECURITIES             AMOUNT BEING        OFFERING PRICE   MAXIMUM AGGREGATE
        BEING REGISTERED              REGISTERED(2)         PER UNIT(2)    OFFERING PRICE(3) AMOUNT OF FEE
-----------------------------------------------------------------------------------------------------------
Meridian Fund...................        3,149,166             $30.81           $329,241          $99.77
-----------------------------------------------------------------------------------------------------------
Meridian Value Fund.............         16,193                14.37              759             0.23
-----------------------------------------------------------------------------------------------------------
Total Fee.......................           N/A                  N/A            $330,000           $100
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

1 The Registrant also has registered an indefinite number of shares of its Common Stock, $.001 par value, under the Securities Act of 1933, pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940 and will file the Rule 24f-2 Notice relating to such shares for the fiscal year ending June 30, 1997 with the Securities and Exchange Commission on or about August 21, 1997.

2 Estimated on the basis of the share prices in effect on October 24, 1996 solely for the purpose of calculating the registration fee.

3 The respective maximum aggregate offering prices for shares of common stock of the Meridian Fund and Meridian Value Fund are calculated pursuant to Rule 24e-2 under the Investment Company Act of 1940. During the fiscal year ended June 30, 1996, the Registrant redeemed or repurchased shares of common stock in the aggregate amount of 3,154,620. During its current fiscal year, none of these shares was used for reductions pursuant to paragraph (c) of Rule 24f-2 under the Investment Company Act of 1940; and none of these shares was used for reductions pursuant to Rule 24e-2 in previous post-effective amendments filed during the current fiscal year. As a result, the amounts of 3,138,480 with respect to the Meridian Fund and 16,140 with respect to the Meridian Value Fund, for an aggregate amount of 3,154,620 are being used to reduce the number of shares for which the registration fee is payable with regard to this post-effective amendment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAGE

                             MERIDIAN FUND, INC.(R)

                               Part A: Prospectus
                             Cross Reference Sheet

       ITEM NUMBER OF PART A OF FORM N-1A                         CAPTIONS IN PROSPECTUS
------------------------------------------------        -------------------------------------------
  1.     Cover Page.............................        Cover Page
  2.     Synopsis...............................        Fee Table
  3.     Condensed Financial Information........        Financial Highlights
  4.     General Description of Registrant......        General Information -- Description of
                                                        Common Stock; Investment Policies and
                                                        Portfolio Techniques
  5.     Management of the Fund.................        Investment Management
  6.     Capital Stock and Other Securities.....        Dividends, Distributions and Federal Taxes;
                                                        Investment Management -- Investment
                                                        Adviser; General Information -- Description
                                                        of Common Stock
  7.     Purchase of Securities Being Offered...        How to Purchase Shares; Dividends,
                                                        Distributions and Federal
                                                        Taxes -- Dividends and Distributions
  8.     Redemption or Repurchase...............        Redemption and Transfer of Shares
  9.     Pending Legal Proceedings..............        Not Applicable

PAGE

                             MERIDIAN FUND, INC.(R)

     Meridian Fund, Inc. ("Meridian") is a no-load, open-end, diversified management investment company (a "mutual fund") consisting of two separate portfolios (each individually a "Fund" or collectively the "Funds").

     MERIDIAN FUND will make investments that include common stock of small and medium-sized companies considered by the Investment Adviser to be experiencing above-average growth in revenue and earnings.

     MERIDIAN VALUE FUND(R) will emphasize investment in equity securities of issuers which, in the opinion of the Investment Adviser, are undervalued in relation to the issuer's long-term earning power or asset value and/or the stock market in general at the time of purchase. The Fund may be invested in lower-rated long-term and intermediate-term corporate bonds (or unrated corporate bonds of equivalent credit quality), commonly known as "junk bonds."

     Each Fund's investment objective is long-term growth of capital. Realization of current income is not a significant investment consideration, and any income realized will be incidental to the Fund's objective. Each Fund intends to invest the majority of its assets in equity and equity-related securities, primarily common stocks. The Fund's investment policies include investing in small to medium-sized companies and seeking to preserve capital during difficult market conditions by shifting temporarily a portion of its assets to cash or cash equivalents. These policies will involve considerable risk and there can be no assurance that a Fund, in fact, will achieve its investment objective, and gains cannot be assured.

     This Prospectus sets forth concisely the information about the Funds that prospective investors should know before investing. Investors should read the Prospectus and retain it for future use. A "Statement of Additional Information" for the Funds, dated the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference thereto. This Statement is available without charge by writing or calling Meridian at the address or telephone number printed on the back cover.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by Meridian. This Prospectus is not an offer to sell or a solicitation of an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
                          ---------------------------

                The date of this Prospectus is October 31, 1996.

PAGE

                                   HIGHLIGHTS

     MERIDIAN FUND AND MERIDIAN VALUE FUND are series of Meridian Fund, Inc. There are no sales charges for either fund.

     The minimum initial investment for each Fund is $1,000; the minimum subsequent investment is $50.

     Exchanges may be made between the two funds. Please see page 18 for details.

     The Funds are qualified for Individual Retirement Accounts. Please see page 16 for details.

     MERIDIAN FUND -- The Fund's investment objective is long-term growth of capital. Realization of current income is not a significant investment consideration, and any income realized will be incidental to the Fund's objective. The Fund intends to invest the majority of its assets in equity and equity-related securities, primarily common stocks. Common stock investments will include small and medium-sized companies considered by the Investment Adviser to be experiencing above-average growth in revenue and earnings. The Fund may significantly reduce its exposure to equities in an attempt to preserve capital when the Investment Adviser believes it to be appropriate.

     MERIDIAN VALUE FUND -- The Fund's investment objective is long-term growth of capital. Realization of current income is not a significant investment consideration, and any income realized will be incidental to the Fund's objective. The Fund intends to invest the majority of its assets in equity and equity-related securities, primarily common stocks. The Fund will emphasize investment in equity securities of issuers which, in the opinion of the Investment Adviser, are undervalued in relation to the issuer's long-term earning power or asset value and/or the stock market in general at the time of purchase.

     Meridian Value Fund may be invested in lower-rated long-term and intermediate-term corporate bonds (or unrated corporate bonds of equivalent credit quality), commonly known as "junk bonds." IN ADDITION TO OTHER RISKS, THESE BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE LOWER YIELDING, HIGHER RATED BONDS; THEREFORE, THESE INVESTMENTS MAY NOT BE SUITABLE FOR ALL INVESTORS.

     Each Fund's investment policies include investing in small to medium-sized companies and seeking to preserve capital during difficult market conditions by shifting temporarily a portion of its assets to cash or cash equivalents. These policies will involve considerable risk and there can be no assurance that a Fund, in fact, will achieve its investment objective, and gains cannot be assured.

                                        1

PAGE

                               TABLE OF CONTENTS

                                                                                    PAGE
Fee Table.........................................................................     3
Financial Highlights..............................................................     4
Performance.......................................................................     6
Investment Policies and Portfolio Techniques......................................     8
  Meridian Fund...................................................................     8
  Meridian Value Fund.............................................................     8
  Policies Relating to Each Fund..................................................     9
Investment Management.............................................................    12
  The Investment Adviser..........................................................    12
  Advisory Fee for Meridian Fund..................................................    13
  Advisory Fee for Meridian Value Fund............................................    13
  Expenses........................................................................    13
  Execution of Portfolio Transactions.............................................    14
Dividends, Distributions and Federal Taxes........................................    14
How to Purchase Shares............................................................    15
  Initial Purchase................................................................    15
  Individual Retirement Accounts..................................................    16
  Additional Purchases............................................................    17
  Purchases by Wire...............................................................    17
  Purchases by Telephone..........................................................    17
  Price of Shares.................................................................    17
  Exchanges between Funds.........................................................    18
Redemptions and Transfer of Shares................................................    18
  By Mail.........................................................................    18
  By Telephone or Telegram........................................................    18
  Transfer of Redemption Proceeds by Wire.........................................    19
  General.........................................................................    19
  Mandatory Redemption............................................................    20
  Signature Guarantee.............................................................    20
  Share Transfers.................................................................    20
General Information...............................................................    21
  Description of Common Stock.....................................................    21
  Transfer, Redemption and Dividend Disbursing Agent..............................    21
  Custodian.......................................................................    21
  Experts.........................................................................    21
Appendix -- Description of Bond Ratings...........................................    21

                                        2

PAGE

                                   FEE TABLE

                                                                         MERIDIAN      MERIDIAN
                   SHAREHOLDER TRANSACTION EXPENSES                        FUND       VALUE FUND
-----------------------------------------------------------------------  --------     ----------
Maximum Sales Load Imposed on Purchases................................      NONE           NONE
Maximum Sales Load Imposed on Reinvested Dividends.....................      NONE           NONE
Deferred Sales Load....................................................      NONE           NONE
Redemption Fees........................................................      NONE           NONE
Exchange Fee...........................................................      NONE           NONE
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
Management Fees........................................................     0.78%*         1.00%(+)
12b-1 Fees.............................................................      NONE           NONE
Other Expenses.........................................................     0.18%          1.55%
                                                                         --------     ----------
Total Fund Operating Expenses..........................................     0.96%          2.55%
                                                                          =======       ========

* Management fees for the Meridian Fund for the period July 1, 1995 through June 30, 1996 were $2,906,889.
(+) Management fees for the Meridian Value Fund for the period July 1, 1995 through June 30, 1996 were $16,183.

     EXAMPLE You would pay the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of each period.

                                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                           ------     -------     -------     --------
Meridian Fund............................................   $ 10        $31        $  54        $124
Meridian Value Fund......................................   $ 26        $82        $ 144        $329

     THE PRECEDING EXAMPLE HAS BEEN PREPARED IN ACCORDANCE WITH APPLICABLE REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount. In accordance with applicable S.E.C. regulations, the example assumes that the percentage amounts listed under Annual Fund Operating Expenses remain the same in each year of the one, three, five and ten year periods; that the amount of the Fund's assets remains constant at the level at the end of its most recently completed fiscal year; and assumes the reinvestment of all dividends and distributions by a shareholder.

     The purpose of the preceding table is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. For more information concerning expenses of the Funds see "Investment Management."

                                        3

PAGE

                              FINANCIAL HIGHLIGHTS
                                 MERIDIAN FUND

     The following ratios and per share data for each share of common stock outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants, whose report is included in the Statement of Additional Information. The financial highlights should be read in conjunction with the financial statements and accompanying notes which also are included in the Statement of Additional Information.

                                                                FOR THE PERIOD ENDED JUNE 30,
                             ----------------------------------------------------------------------------------------------------
                               1996       1995       1994      1993      1992      1991      1990      1989      1988      1987
                             --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Net Asset Value - Beginning
 of Period.................    $27.29     $24.27     $23.87    $18.97    $17.24    $17.71    $15.93    $13.65    $15.29    $17.02
                             --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Income from Investment Operations
---------------------------
Net Investment Income
 (loss)....................       .30        .27        .09      (.01)      .07       .20       .06       .41      (.11)      .02
Net Gains (Losses) on
 Securities
 (both realized and
 unrealized)...............      5.47       3.63        .76      5.51      3.45       .49      2.84      1.87      (.29)     (.52)
                             --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Total From Investment
 Operations................      5.77       3.90        .85      5.50      3.52       .69      2.90      2.28      (.40)     (.50)
                             --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Less Dividends and Distributions
------------------------
Dividends from net
 investment income.........      (.31)      (.18)      (.02)     (.04)     (.09)     (.12)     (.48)      .00      (.02)     (.07)
Distributions from net
 realized capital gains....      (.54)      (.70)      (.43)     (.56)    (1.70)    (1.04)     (.64)      .00     (1.22)    (1.16)
                             --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Total Dividends and
 Distributions.............      (.85)      (.88)      (.45)     (.60)    (1.79)    (1.16)    (1.12)      .00     (1.24)    (1.23)
                             --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Net Asset Value - End of
 Period....................    $32.21     $27.29     $24.27    $23.87    $18.97    $17.24    $17.71    $15.93    $13.65    $15.29
                             ========   ========   ========   =======   =======   =======   =======   =======   =======   =======
Total Return...............    21.40%     16.44%      3.48%    29.50%    21.00%     5.62%    19.71%    16.70%    (2.99%)   (2.57%)
                             ========   ========   ========   =======   =======   =======   =======   =======   =======   =======
Ratios/Supplemental Data
-------------------
Net Assets, End of Period
 (in thousands)............  $384,087   $328,153   $199,191   $78,581   $18,363   $12,350   $11,058    $9,598   $10,706   $18,701
Ratio of Expenses to
 Average Net Assets........     0.96%      1.06%      1.22%     1.47%     1.75%     1.68%     2.08%     2.01%+    1.85%+    1.72%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets................     0.99%      1.18%       .38%     (.01%)     .24%      .98%      .14%     2.83%+    (.59%)+    .15%
Portfolio Turnover Rate....       34%        29%        43%       61%       61%       85%       66%       62%       58%       88%
Average Commission Paid per
 Share.....................   $0.0588         --         --        --        --        --        --        --        --        --
+     Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund.

                                        4

PAGE

                              FINANCIAL HIGHLIGHTS
                             MERIDIAN VALUE FUND(R)

     The following ratios and per share data for each share of common stock outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants, whose report is included in the Statement of Additional Information. The financial highlights should be read in conjunction with the financial statements and accompanying notes which also are included in the Statement of Additional Information.

                                                          FOR THE       FOR THE       FOR THE
                                                          FISCAL        FISCAL         PERIOD
                                                        YEAR ENDED    YEAR ENDED       ENDED
                                                         JUNE 30,      JUNE 30,       JUNE 30,
                                                           1996          1995          1994*
                                                        -----------   -----------   ------------
Net Asset Value - Beginning of Period.................       $10.27         $9.87         $10.00
                                                         ----------       -------        -------
Income from Investment Operations
--------------------------------------
Net Investment (Loss) Income..........................        (0.10)        (0.04)          0.00
Net Gains or Losses on Securities
  (both realized and unrealized)......................         5.15          0.44          (0.13)
                                                         ----------       -------        -------
Total From Investment Operations......................         5.05          0.40          (0.13)
                                                         ----------       -------        -------
Less Dividends and Distributions
-----------------------------------
Dividends from net investment income..................         0.00          0.00           0.00
Distribution from net realized capital gains..........         0.00          0.00           0.00
                                                         ----------       -------        -------
Total Dividends and Distributions.....................         0.00          0.00           0.00
                                                         ----------       -------        -------
Net Asset Value - End of Period.......................       $15.32        $10.27          $9.87
                                                         ==========       =======        =======
Total Return..........................................       49.17%         4.05%         (1.30%)
                                                         ==========       =======        =======
Ratios/Supplemental Data
----------------------------
Net Assets, End of Period (in thousands)..............   $3,471,507      $715,021       $391,538
Ratio of Expenses to Average Net Assets...............        2.55%+        2.78%+         1.28%+
Ratio of Net Investment Loss to Average Net Assets....       (1.36%)+       (.58%)+        (.07%)+
Portfolio Turnover Rate...............................         125%           77%           194%
Average Commission Paid Per Share.....................      $0.0559            --             --
+     Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. As indicated in Note 3, the Investment Manager reduced a portion of its fee and absorbed certain expenses of the Fund. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets would have been 6.47%, 14.64%, and 11.22%, and the ratio of net investment income to average net assets would have been a loss of 5.28%, 12.44% and 10.02%, respectively.
*     From commencement of operations on February 10, 1994.

                                        5

PAGE

                                  PERFORMANCE

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)          S & P 500     MERIDIAN FUND
6/30/86                                  10000           10000
6/30/87                                  12521            9743
6/30/88                                  11657            9452
6/30/89                                  14046           11030
6/30/90                                  16398           13205
6/30/91                                  17583           13947
6/30/92                                  19948           16876
6/30/93                                  22668           21854
6/30/94                                  22998           22616
6/30/95                                  28991           26334
6/30/96                                  36523           31969

     The Meridian Fund's investment performance of 21.4% during the fiscal year ended June 30, 1996, was primarily due to a rise in the price of small to medium-sized growth stocks. The NASDAQ (over-the-counter) Index and the S&P 500 index, with dividends, was up 27.0%, and 26.1% respectively, during this period. This was the result of strong earnings growth. The Fund's best performing areas included consumer services, health services, industrial services, media, and retail. The worst performing groups were banking and finance, real estate, restaurants, technology, and transportation. Of a total of 56 investments, 40 advanced and 16 declined. The Fund's investments benefited in large part from the underlying companies reporting good operating results. The Fund's large cash position of between 22% and 29% also influenced the Fund's investment performance.

                                        6

PAGE

                                  PERFORMANCE

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)          S & P 500     MERIDIAN FUND
2/10/94                                  10000           10000
6/30/94                                   9579            9870
6/30/95                                  12075           10270
6/30/96                                  15212           15320

     The Meridian Value Fund's investment performance of 49.17% during the fiscal year ended June 30, 1996 resulted primarily from investments in the technology, energy, retail, restaurant, consumer products, and healthcare sectors; a reduction in the fund's cash position from 31.5% to 5% during the course of the year; and a general rise in the stock market. The S&P index, with dividends, increased 26.1% during this period. The worst performing investments were in the construction and REIT sectors. Of a total of 80 investments, 59 advanced and 21 declined.

     Meridian Fund and Meridian Value Fund may from time to time include standardized and nonstandardized performance information and/or comparisons of the investment results of the Funds to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or in reports furnished to present or prospective shareholders.

     A Fund's standardized total return is the average annual total return for the applicable periods of one year, five years and ten years (or, if data for the periods are not available, since inception). Average annual total return is calculated by determining the change in value of a hypothetical $1,000 investment in the Fund for each of the periods. The calculation assumes the reinvestment of all dividends and capital gains distributions and reflects increases in net asset value. Because average annual returns for more than one year tend to smooth out variations in a Fund's returns, they are not the same as actual year-by-year results. Nonstandardized total returns for a Fund differ from standardized total returns in that they may relate to nonstandard periods, such as a fiscal year or may represent aggregate (rather than average) total return over a specified period. Neither of the Funds impose a sales or other distribution charges which would affect the total return computation.

     All performance information presented for the Funds is based on past performance and does not predict future performance.

                                        7

PAGE

                  INVESTMENT POLICIES AND PORTFOLIO TECHNIQUES

     MERIDIAN FUND -- The Fund's investment objective is long-term growth of capital. Realization of current income is not a significant investment consideration, and any income realized will be incidental to the Fund's objective. The Fund intends to invest the majority of its assets in equity and equity-related securities, primarily common stocks. These will include equity investments in companies that are considered by the Investment Adviser to be experiencing above-average growth in revenues and earnings. The Investment Adviser also may invest in companies not meeting these criteria if the Investment Adviser believes they represent favorable investment opportunities for the Fund.

     MERIDIAN VALUE FUND -- The Fund's investment objective is long-term growth of capital. Realization of current income is not a significant investment consideration, and any income realized will be incidental to the Fund's objective. The Fund intends to invest at least 65% of its assets in equity and equity-related securities, primarily common stocks. The Investment Adviser will pursue this investment objective by emphasizing investment in equity securities with prices which are, in the Investment Adviser's opinion, undervalued in relation to the issuer's long-term earning power or asset value and/or the stock market in general at the time of purchase. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. Any or all of these factors may provide buying opportunities at attractive prices compared to historical or current market price-earnings ratios, book value, underlying asset value, or the long-term earning prospects of the company. If, in the Investment Adviser's opinion, a stock has reached a fully valued position, it may, but need not, be sold and replaced by securities which are deemed to be undervalued in the marketplace.

     The Fund's policy of investing in securities that may be temporarily out of favor differs from the investment approach followed by many other mutual funds with a similar investment objective including the Meridian Fund. Many such mutual funds typically do not invest in securities that have, e.g., declined sharply in price, are not widely followed, or are issued by companies that have reported poor earnings or that have suffered a downturn in business. The Investment Adviser believes, however, that the securities of companies that may be temporarily out of favor due to earnings declines or other adverse developments may offer good investment opportunities for the Fund.

     As a type of investment in undervalued securities with equity characteristics, the Fund may invest in fixed-income securities, with an emphasis on higher yielding, higher risk, lower rated or unrated corporate bonds. The Fund will not invest 35% or more of its net assets in high-yield, high-risk bonds. "High-yield, high-risk" bonds (also commonly referred to as "junk bonds") typically are subject to greater market fluctuations and risk of loss of income and principal due to default by the issuer than are investments in lower yielding, higher rated bonds. These market characteristics make the price movements of junk bonds more similar to the price movements of equity securities than is typically the case with fixed-income securities. If the Fund purchases junk bonds in pursuing its investment objective of growth of capital, the Fund will seek to purchase high-yield, high-risk bonds that are expected by the Investment Adviser to increase in value due to improvements in their credit quality or ratings, anticipated declines in interest rates or improved business conditions of the issuer.

     High-yield, high-risk bonds include any bonds rated Ba or below by Moody's Investors Service, Inc. or BB or below by Standard & Poor's Corporation or unrated but are determined to be equivalent by the Investment Adviser. The Fund may invest without limitation in bonds rated as low as Ca by Moody's or C by S&P (or in unrated bonds that are determined to be of equivalent quality). In addition, the Fund may invest

                                        8

PAGE

up to 10% of its total assets in bonds rated C by Moody's or D by S&P (or in unrated bonds that are determined to be of equivalent quality.) Bonds rated D are in default. (See p. 21 for a description of bond ratings.)

     POLICIES RELATING TO EACH FUND -- Investments will include common stocks, other securities convertible into common stocks, and warrants to acquire common stocks. The companies in which the Funds invest may be relatively small in terms of total assets, revenues and earnings. The Investment Adviser in purchasing securities will consider, among other criteria, the economic outlook, political conditions, the specific issuer's growth rate relative to its price-earnings ratio, other valuation criteria, the company's financial strength, management's practices and perceived abilities, and the value of an individual security relative to other investment alternatives. When, in the opinion of the Investment Adviser, market conditions appear unfavorable, a Fund, as part of its strategy to achieve growth of capital or maximize total return, may seek to preserve capital by temporarily shifting a portion of its assets to cash and cash equivalents.

     The sale of a security will be based upon, but not limited to, factors such as a change in the political or economic outlook, actual or potential deterioration of the issuer's earning power or underlying asset value, increases in the security price that are considered excessive relative to the company's earning power or asset value, and investment opportunities in other securities.

     When the Investment Adviser concludes, on the basis of its analyses of the economy, political conditions, or its own valuation guidelines and standards, that general market conditions warrant the reduction of some or all of a Fund's equity securities holdings, a Fund may adopt a temporary defensive posture to preserve capital and, if possible, to achieve positive returns in defensive type investments. A portion or all of a Fund's assets will be held during such periods in corporate debt obligations, preferred stocks, cash or money market instruments, including, but not limited to, obligations issued or guaranteed as to principal or interest by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and short-term commercial paper of U.S. corporations. Investment income may increase during those periods. The Meridian Fund will not invest in debt securities with a Moody's or Standard & Poor's rating of less than single A, or, if unrated, deemed by the Investment Adviser to be of equivalent investment quality and risk. The Meridian Value Fund may invest in high-yield, high risk bonds (bonds rated less than Baa or BBB, or, if unrated, of equivalent credit quality), as described elsewhere in this Prospectus. (See Appendix for a description of debt ratings.)

     The securities in which the Funds invest generally will be listed on a national stock exchange or traded on the over-the-counter market. However, a Fund may invest up to 10% of its total assets in securities for which the market is considered illiquid.

     A Fund may from time to time invest in the securities of issuers domiciled outside the U.S. and may purchase or sell various currencies on a spot basis only in connection with such investments. Although the Funds are not limited as to the extent of their investments in securities of non-U.S. issuers, it is not presently expected that within the next 12 months either Fund will have in excess of 10% of its asset value (calculated at the time of purchase) invested in such securities.

     The application of each Fund's investment policies is dependent upon the judgment of the Investment Adviser. The proportions of a Fund's assets invested in equity or debt securities or cash, particular industries, and specific issues will shift from time to time in accordance with the judgment of the Investment Adviser. Each Fund's investment policies include investing in small to medium-sized companies, companies whose equity securities are perceived as being undervalued in the marketplace, securities of non-U.S. issuers, and seeking to preserve capital during difficult market conditions. These policies will involve considerable risk, and

                                        9

PAGE

gains cannot be assured. Each Fund's investment objective and its investment policies other than those listed as "fundamental investment policies" in the Statement of Additional Information may be changed by the Board of Directors without stockholder approval. Such changes may result in the Fund having investment objectives different from the objectives which the shareholder considered appropriate at the time of investment in the Fund.

     Short-term trading is not intended to be the primary means by which the Fund achieves its long-term investment objective. Each Fund, however, does expect to engage in a substantial number of portfolio transactions. A Fund's annual portfolio turnover rate may exceed 100%, but is not expected to exceed 200%. The portfolio turnover rate for the Meridian Fund was 34% for the period July 1, 1995 through June 30, 1996. The portfolio turnover rate for the Meridian Value Fund was 125% for the period July 1, 1995 through June 30, 1996. A higher portfolio turnover rate will increase aggregate brokerage commission expenses which must be borne directly by a Fund and ultimately by that Fund's stockholders. These portfolio turnover rates and the resultant commission expenses are higher on a relative basis than those of most other mutual funds.

     INVESTMENTS IN BONDS -- The market values of fixed-income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline and vice versa. Although under normal market conditions longer term securities yield more than shorter term securities of similar quality, they are subject to greater price fluctuations. Fluctuations in the value of a Fund's fixed-income investments will be reflected in its net asset value per share.

     The Meridian Fund will only purchase bonds rated A or better (or, if unrated, are considered by the Investment Adviser to be of equivalent credit rating). The Meridian Value Fund may purchase high-yield, high-risk bonds (bonds rated less than Baa or BBB), which typically are subject to greater market fluctuations and to greater risk of loss of income and principal due to default by the issuer than are higher-rated bonds. Their values tend to reflect short-term corporate, economic and market developments and investor perceptions of the issuer's credit quality to a greater extent than lower yielding, higher-rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Bonds rated less than Baa or BBB are considered speculative. Bonds rated Ca or CC are described by the ratings agencies as "speculative in a high degree; often in default or [having] other marked shortcomings." See the Appendix for a complete description of the bond ratings.

     UNSEASONED COMPANIES -- A Fund's portfolio may include securities of smaller, less-seasoned companies which have limited operating histories and may not yet be profitable. The investments in such companies offer opportunities for capital gains, but entail significant risks including, but not limited to, the absence of a ready market for the securities, volatility of the stock price, and the viability of the firms' operations. A Fund will not invest in companies having operating histories of less than three (3) years if immediately after and as a result of such investment the value of the Fund's holdings of such securities exceeds 25% of the value of the Fund's total assets.

     SECURITY LOANS -- Consistent with applicable regulatory requirements, a Fund may lend its portfolio securities to brokers, dealers and other financial institutions. These loans will be callable at any time on reasonable notice by the Fund and must be secured fully at all times by cash or cash equivalents. Such loans allow the Fund to receive income on the loaned securities while earning interest on the collateral. This collateral will be invested in short-term obligations. A Fund will not lend portfolio securities which, when valued at the time of the loan, have a value in excess of 10% of the Fund's total assets. There are risks, as with any extensions of credit, of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to

                                       10

PAGE

firms deemed by Meridian's management to be creditworthy and when the income which can be earned from such loans is considered sufficient to justify the attendant risks. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     MONEY MARKET INVESTMENTS -- A Fund may make a variety of money market investments. These investments may include, but are not limited to, certificates of deposit, bankers' acceptances, and other obligations of domestic banks and short-term commercial paper of U.S. corporations.

     EMERGENCY BORROWING -- The Fund, as a temporary measure, may borrow from banks for extraordinary or emergency purposes. Borrowings for these purposes, in no event, will exceed 5% of total (gross) assets, determined immediately after the time of the borrowing.

     SECURITIES OF NON-U.S. ISSUERS -- A Fund may invest in the securities of non-U.S. companies. These companies are not subject to uniform accounting, auditing and financial reporting standards and practices, or regulatory requirements comparable to those applicable to U.S. companies. There also may be less public information available about non-U.S. companies. Additionally, specific local political and economic factors must be evaluated in making these investments, including trade balances and imbalances, and related economic policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. However, investing outside the U.S. can also reduce certain of these risks due to greater diversification opportunities.

     Securities of non-U.S. issuers may be denominated in currencies other than the U.S. dollar. A Fund will not hold a currency other than U.S. dollars or invest in securities not denominated in U.S. dollars if such currency is not fully exchangeable into U.S. dollars without legal restriction at the time of investment. A Fund may purchase securities that are issued by an issuer of one nation but denominated in the currency of another nation (or a multinational currency unit). If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. The value of currencies may fluctuate in a manner unrelated to the investment performance of the securities denominated in those currencies.

     Foreign equity securities may be held by a Fund in the form of American Depository Receipts or Shares (ADRs), European Depository Receipts (EDRs), Continental Depository Receipts (CDRs) or securities convertible into foreign equity securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs, in registered form, are designed for use on the U.S. securities markets. See "Investment Policies and Portfolio Techniques" in the Statement of Additional Information.

     INVESTMENT RESTRICTIONS -- Each Fund's investment policies include a list of fundamental restrictions on the Fund's investment activities which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act of 1940). Those fundamental restrictions, among other things, provide that a Fund may not:

     (1) invest more than 25% of the value of its assets in the securities of a single issuer, nor may the remaining 75% of the assets contain any investments in any other single issuer, which, immediately after such purchase, exceed 5% of the value of the assets (except for obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

                                       11

PAGE

     (2) purchase the securities of companies in a particular industry if thereafter 25% or more of the value of the Fund's total assets would consist of securities issued by companies in that industry. This restriction does not apply to obligations issued and guaranteed by the United States Government, its agencies or instrumentalities;

     (3) acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer; or

     (4) purchase the securities of any other investment company, except by purchase in the open market where, to the best information of the Fund, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and after such purchase not more than 5% of the value of the Fund's total assets would consist of such securities, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders.

     A complete list of the fundamental restrictions appear in the Statement of Additional Information.

     DETERMINATION OF PORTFOLIO PERCENTAGE RESTRICTIONS -- If a percentage restriction on investment or utilization of assets set forth under "Investment Restrictions" and other fundamental restrictions is adhered to at the time an investment is made, a later change in percentage resulting from changing market values or a similar type of event will not be considered a violation of a Fund's fundamental restrictions (except with respect to the limitation on borrowing.)

                             INVESTMENT MANAGEMENT

     THE INVESTMENT ADVISER -- Meridian has for each Fund retained as its investment adviser Aster Capital Management, Inc. ("Aster" or the "Investment Adviser"), 60 E. Sir Francis Drake Blvd., Wood Island, Suite 306, Larkspur, California 94939, a professional investment management organization founded in 1985. The Investment Adviser is registered under the Investment Advisers Act of 1940, and has no stock brokerage, banking or underwriting affiliations. Richard
F. Aster, Jr. owns 94% of the Investment Adviser and as a result may be deemed to be "in control" of the Investment Adviser. Mr. Aster is President and a Director of Meridian and of the Investment Adviser.

     Mr. Aster is the person employed by the Investment Adviser who is primarily responsible for the day-to-day management of each of the Funds. Mr. Aster primarily has been responsible for the management of each of the Funds since their respective commencement dates (the Meridian Fund commenced operations in 1984 and the Meridian Value Fund commenced operations in 1994). Since the inception of Meridian Fund, Mr. Aster has been an investment adviser with the Investment Adviser and with Aster Investment Management, Inc., which is wholly-owned by Mr. Aster. Aster Investment Management, Inc. provides investment management services to individuals and institutional accounts other than registered investment companies. Mr. Aster is assisted by Kevin C. O'Boyle with respect to the Meridian Value Fund. Mr. O'Boyle has been employed by Aster Investment Management Co. since September of 1994 as the Vice President of Research. During the period July 1993 through September of 1994, Mr. O'Boyle worked for Pacific Physician Services, Inc., (PPSI) as manager of business development. Mr. O'Boyle attended Stanford University Graduate School of Business prior to his employment with PPSI.

     The Investment Adviser manages the investment of Meridian's portfolios, provides administrative services and manages its business affairs. These services are subject to general oversight by Meridian's Board of Directors. Aster Capital Management, Inc. and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the

                                       12

PAGE

Investment Company Institute's Advisory Group on Personal Investing. (See the Statement of Additional Information).

     ADVISORY FEE FOR MERIDIAN FUND -- The Investment Adviser receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the first $50 million of the Fund's net assets and 0.75% of the Fund's net assets in excess of $50 million. The fee will be paid monthly and calculated on the basis of that month's net assets.

     ADVISORY FEE FOR MERIDIAN VALUE FUND -- The Investment Adviser receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's net assets. The fee will be paid monthly and calculated on the basis of that month's net assets.

     These fees are higher than fees charged most other mutual funds, but are considered appropriate by the Investment Adviser because of the various types of securities eligible for investment by a Fund and the amount of work deemed necessary to manage appropriately a portfolio such as that of one of the Funds. The Investment Adviser will use a portion of these fees to pay certain expenses of the Funds.

     EXPENSES -- Each Fund will pay all of its expenses not assumed by the Investment Adviser. A Fund's expenses include: custodian, stock transfer, and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, proxy statements and notices to stockholders; cost of the printing and distributing of prospectuses of the Fund and supplements thereto to the Fund's stockholders; taxes; expenses of the issuance and redemption of shares of the Fund (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to Meridian Directors unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the Fund. Expenses which relate to both Funds (such as, for example, the fees and expenses paid to the Meridian Directors) will be allocated between Funds by the Investment Adviser in a reasonable manner.

     The Investment Adviser has agreed to reimburse each Fund in the amount, if any, by which the total expenses of the Fund for any fiscal year exceed the most stringent limits prescribed by any state in which the Fund shares are offered for sale. Although state requirements may change, currently, the most stringent state expense limitation requires the Investment Adviser to reimburse each Fund to the extent that the Fund's aggregate operating expenses in any fiscal year exceed 2.5% of the first $30 million of the average net assets of the Fund, 2.0% of the next $70 million of the average net assets, and l.5% of the remaining average net assets. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment. Interest expense, taxes and capital items such as, but not limited to, costs incurred in connection with the purchase or sale of portfolio securities, including brokerage fees and commissions, are not included as expenses for these purposes. Meridian and the Investment Adviser reserve the right to amend the terms of this expense limitation to the extent deemed appropriate to meet the requirements of the securities regulations of states in which a Fund's shares will be sold and will delete the limitations altogether in the event such state regulations are waived or withdrawn.

     The net investment advisory fee for Meridian Fund for the period July 1, 1995 through June 30, 1996, was $2,906,889 (0.78% of average net assets). The Fund's total expenses for the period noted above were .96% of average net assets. The net investment advisory fee for the period July 1, 1994 through June 30, 1995 was $2,095,644, and the net investment advisory fee for the period July 1, 1993 through June 30, 1994 was $1,267,536.

                                       13

PAGE

     The net investment advisory fee for the Meridian Value Fund for the period July 1, 1995 through June 30, 1996, was $16,183 (1.00% of average net assets). The Fund's total expenses for the period noted above were 2.55% of average net assets. The net investment advisory fee for the period July 1, 1994 through June 30, 1995 was $5,903 and the net investment advisory fee for the period February 10, 1994 through June 30, 1994 was $1,004.

     EXECUTION OF PORTFOLIO TRANSACTIONS -- Orders for transactions in portfolio securities are placed by the Investment Adviser with the objective of obtaining the best available price, investment services and execution. There is no agreement or commitment to place orders with any broker-dealer, and it is expected that a number of broker-dealers will be used in various transactions. Subject to the requirement of seeking the best available prices and executions, the Investment Adviser may give preferences to brokers which have provided research, statistical and other related services or have sold shares of the Funds. Where transactions are executed in the over-the-counter market, a Fund will seek to deal with the primary market-makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others.

     Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Aggregate brokerage commissions paid by the Meridian Fund for the period July 1, 1995 through June 30, 1996 were $317,164. Commissions paid by the Fund for the period July 1, 1994 through June 30, 1995 were $426,549, and for the period July 1, 1993 through June 30, 1994 were $396,023.

     Aggregate brokerage commissions paid by the Meridian Value Fund for the period July 1, 1995 through June 30, 1996 were $14,996. Commissions paid by the Fund for the period July 1, 1994 through June 30, 1995 were $2,523 and for the period February 10, 1994 through June 30, 1994 were $962.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

     DIVIDENDS AND DISTRIBUTIONS -- It is Meridian's policy to declare and pay annually to the shareholders of each Fund dividends from net investment income, with the amount dependent upon earnings, the financial condition of the Fund and other factors. Net realized capital gains (the excess of net long-term gains over net short-term capital losses), if any, will be distributed to shareholders annually at the end of the fiscal year. A Fund may make an additional dividend or capital distribution near the end of the calendar year to comply with certain requirements of the Internal Revenue Code. Any dividends or capital gain distributions will be automatically reinvested in shares, at net asset value (without sales charge), unless a stockholder otherwise instructs the Transfer Agent in writing.

     Any dividend or capital gain distribution paid by a Fund has the effect of reducing the net asset value per share on the record date by the amount of the distribution. Therefore, a dividend or capital gain distribution paid shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the stockholder (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes, as discussed below.

     FEDERAL TAXES -- For the year ended June 30, 1996, each Fund qualified to be treated as a separate "regulated investment company" under the Internal Revenue Code, and each Fund has elected or intends to

                                       14

PAGE

elect such treatment for the coming year. In any fiscal year in which a Fund so qualifies and distributes at least 90% of its net investment income, the Fund will be relieved of federal income tax on the net investment income and net realized capital gains distributed to shareholders.

     Distributions from net realized long-term capital gains will be taxed as long-term capital gains. Distributions of net investment income and net realized short-term capital gains will be taxed at ordinary income rates to the shareholder (except tax exempt shareholders.) The tax treatment of distributions will be the same whether the shareholder reinvests the distributions in additional shares or elects to receive them in cash.

     Stockholders normally will have to pay Federal income taxes and any applicable state income taxes on the dividends and distributions they receive from a Fund. Each stockholder will receive at the end of each calendar year full information on dividend and capital-gain distributions for tax purposes, including information such as the portion taxable as ordinary income, the portion taxable as capital gains, and the amount of dividends eligible for the dividends received deduction for corporate taxpayers. Stockholders not subject to income taxation do not have to pay an income tax on the dividend or capital-gain distributions.

     Stockholders must furnish each Fund in which they are invested with their correct Taxpayer Identification Number to avoid being subject to a 31% federal backup withholding tax on dividend distributions and on the proceeds of redemptions. Investors also must certify on the account application that the stated Taxpayer Identification Number is correct and that the investor is not subject to the 31% backup withholding tax for previous underreporting to the IRS. Amounts withheld are applied to the stockholder's federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold the applicable tax treaty rate from dividends that occur in certain non-resident alien, foreign partnership and foreign corporation shareholder accounts.

     The foregoing is a brief discussion of certain federal income tax considerations. Further information is contained in the Statement of Additional Information. All investors should consult their individual tax advisors with respect to their particular tax situations as well as the state and local tax status of investments in shares of the Funds.

                             HOW TO PURCHASE SHARES

     Each Fund's shares are sold on a continuing basis without a sales charge. A minimum initial investment of $1,000 is required to open a stockholder account and each subsequent investment must be $50 or more.

     INITIAL PURCHASE -- Investors may purchase shares from a Fund by sending a signed, completed application form and a check or money order payable in U.S. dollars to Meridian Fund, Inc. to Meridian's Transfer Agent, FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Meridian Fund, Inc., does not accept purchases by third party checks, credit cards or cash. Application forms may be obtained from Meridian Fund, Inc. at 1-800-446-6662.

     A prospective investor wishing to pay for the initial share purchase with funds transmitted by wire should first contact FPS Services, Inc.
(1-800-446-6662) directly to have an account number assigned and make arrangements for the timely submission of the application form. See "Purchases By Wire" for further instructions.

     Share certificates are issued for full shares only and only upon the specific request of the stockholder in writing to the Transfer Agent.

                                       15

PAGE

     Meridian does not have dealer agreements. Meridian assumes no liability for the failure of a dealer to transmit promptly or accurately an order to the Fund.

     INDIVIDUAL RETIREMENT ACCOUNTS -- Meridian offers an Individual Retirement Account (IRA) into which tax deductible contributions or rollover contributions may be made by investors who qualify under current IRS regulations. There is no charge for the purchase of shares. Semper Trust Company serves as custodian for the IRA plan for an annual fee of $12.

     Earnings in the form of income dividends or net capital gain distributions or net realized capital gain distributions on shares in an IRA account will be reinvested and are taxable to the stockholder at the time of distribution.

     Pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), individuals who are not active participants (and who do not have a spouse who is an active participant) in certain types of retirement plans ("qualified retirement plans") may deduct contributions to an IRA, up to specified limits. Investment earnings in the IRA will be tax-deferred until withdrawn, at which time the individual may be in a lower tax bracket.

     The maximum annual deductible contribution to an IRA for individuals under age 70 and a half is 100% of includible compensation up to a maximum of (i) $2,000 for single individuals; (ii) $4,000 for a married couple when both spouses earn income; and (iii) $2,250 when one spouse earns, or elects for IRA purposes to be treated as earning, no income (together the "IRA contribution limits").

     The IRA deduction is also available for single individual taxpayers and married couples who are active participants in qualified retirement plans but who have adjusted gross incomes that do not exceed certain specified limits. If their adjusted gross income exceeds these limits, the amount of the deductible contribution is phased down and eventually eliminated.

     Any individual who works may make nondeductible contributions to an IRA in addition to any deductible contributions. Total aggregate deductible and nondeductible contributions are limited to the IRA contribution limits discussed above. Nondeductible contributions in excess of the applicable IRA contribution limit are "nondeductible excess contributions." In addition, contributions made to an IRA for the year in which an individual attains the age of 70 and a half, or any year thereafter, are also nondeductible excess contributions. Nondeductible excess contributions are subject to a 6% excise tax penalty that is charged each year that the nondeductible excess contribution remains in the IRA.

     An employer may also contribute to an individual's IRA as part of a Simplified Employee Pension Plan, known as a "SEP-IRA," established prior to January 1, 1996, or a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Participating employers may make an annual contribution to each employee through a SEP-IRA in an amount up to the lesser of 15% of such employee's earned income or $30,000, subject to certain provisions of the Code. Under a SIMPLE plan, an employee may contribute up to $6000 annually to his or her own IRA, and the employer must generally match such contributions up to 3% of the employee's annual salary. Alternatively, the employer may elect under the SIMPLE formula to contribute to the employee's IRA 2% of the lesser of his or her earned income of $150,000. In any case, all contributions and investment earnings will be tax-deferred until withdrawn.

     Under the Code, complex rules govern the roll over of retirement plan assets to an IRA. You should consult your tax advisor regarding your specific situation before making such a contribution.

     The foregoing discussion regarding IRAs is based on the Code and federal regulations in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with respect to their specific tax situations as

                                       16

PAGE

well as with respect to state and local taxes. Further federal tax information is contained under the heading "Dividends, Distributions and Federal Taxes" in the Prospectus and in the SAI.

     Please note that telephone redemption discussed on page 18 does not apply to Individual Retirement Accounts.

     For additional information about IRAs along with the necessary materials to establish an IRA account, please write to Meridian Fund, Inc., c/o FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 or call 1-800-446-6662.

     ADDITIONAL PURCHASES -- Once an account has been opened, an investor can make additional purchases of shares at any time by sending a check or money order for at least $50, payable to Meridian Fund, Inc., together with the stub from the investor's last statement, c/o FPS Services, Inc., Post Office Box 412797, Kansas City, MO 64141-2797. Stockholders wishing to have automatic deductions from a checking account should call Meridian or the Transfer Agent for forms. Share purchase confirmations will include a form for the remittance of additional funds.

     PURCHASES BY WIRE -- Investors may wire funds to Meridian Fund, Inc. Arrangements should be made so that funds arrive concurrently with instructions for the purchase of shares. Wire-transferred funds should be transferred via the Federal Reserve Wire System as follows: United Missouri Bank KC N.A., ABA #10-10-00695, for FPS Services, Inc., A/C #98-7037-0719, FBO Meridian Fund (or Meridian Value Fund), Account of (name(s) as registered), Shareholder A/C #(account number). United Missouri Bank and Meridian cannot be held liable for any loss incurred by delay in receipt of money submitted by wire transfer.

     PURCHASES BY TELEPHONE -- Meridian may, from time to time, accept telephone purchase orders from broker-dealers and institutions who have been previously approved by Meridian. There is no sales or service charge imposed by Meridian, but such broker-dealers may make a reasonable charge for their services. Such charges may vary among broker-dealers.

     PRICE OF SHARES -- The price paid for shares of a Fund is the net asset value per share of the Fund next determined after receipt by the Transfer Agent of properly identified purchase funds. Money sent to purchase additional shares for existing accounts must be accompanied by the account number. Money sent to open a new account must be preceded or accompanied by a completed application form. Net asset value per share is computed as of the close of business (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in the Fund's investments to affect the net asset value. However, the net asset value may not be computed on a day during which no orders to purchase, sell or redeem Fund shares have been tendered. Net asset value is determined by totalling the value of all portfolio securities, cash, other assets, including accrued interest and dividends, held by the Fund, and subtracting from that total all liabilities, including accrued expenses. Securities in the Fund's portfolio will be valued primarily on market quotes, or, if quotes are not available, by a method that the Board of Directors of Meridian believes would reflect accurately the securities' fair value. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. The total net asset value is divided by the total number of shares outstanding to determine the net asset value of each share.

     Meridian's transfer agent will be closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

                                       17

PAGE

     EXCHANGES BETWEEN FUNDS -- A stockholder may exchange shares from one Fund to the other Fund. Exchange purchases are subject to the minimum investment requirements of the Fund purchased. You may exchange shares by writing to Meridian's Transfer Agent (see "Redemption and Transfer of Shares") or -- if you submit a signed Account Application which indicates that you have not declined the option -- by telephoning 1-800-446-6662 toll free. By using the telephone exchange option, you agree to indemnify and hold harmless Meridian, the Transfer Agent, the Investment Adviser and each of their respective directors, officers, employees and agents from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of this privilege. If a Fund, the Transfer Agent or the Investment Adviser, as the case may be, does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the Fund or one of those other parties may be liable for losses due to unauthorized or fraudulent instructions. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "How to Purchase Shares -- Price of Shares.")

     EXCHANGE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

     THE ABOVE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON SIXTY (60) DAYS' WRITTEN NOTICE.

                       REDEMPTIONS AND TRANSFER OF SHARES

     BY MAIL -- Shares of a Fund may be redeemed by mail by writing directly to Meridian's Transfer Agent, FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. The redemption request must be signed exactly as the stockholder's name appears on the registration form and must include the account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration. Stock certificates for any shares to be redeemed must be delivered together with the signed redemption request. Signature guarantees, when required as described below, and any additional documents as may be required by Meridian for shares owned by corporations, executors, administrators, trustees or guardians also must accompany the redemption request. A request for redemption will not be processed until all of the necessary documentation has been received in proper form by the Transfer Agent. A stockholder in doubt as to what documents are required should contact FPS Services, Inc., Tel: 1-800-446-6662. If a redemption request is sent inadvertently to Meridian, it will be forwarded to the Transfer Agent, but the effective date of redemption may be delayed until the request is received by the Transfer Agent.

     BY TELEPHONE OR TELEGRAM -- Shares of a Fund may be redeemed by telephone by calling FPS Services, Inc., 1-800-446-6662, during normal business hours. Stockholders also may send a telegram or an overseas cable to FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, for the account of the Fund.

     A stockholder may elect at any time to use the telephone or telegram redemption service. Such election may be made on the initial application form or on other forms prescribed by the Fund. An executed authorization form must be on file with the Transfer Agent before a stockholder may use the service. Share certificates for the shares being redeemed must be held by the Transfer Agent. A corporation (or partnership) also must submit a "Corporate Resolution" (or "Certificate of Partnership") indicating the names, titles and the required number of signatures authorized to act on its behalf. The authorization form must be signed by a duly authorized officer(s) and the corporation seal affixed.

                                       18

PAGE

     By signing a Telephone Redemption Authorization form or otherwise utilizing telephone redemption privileges, the shareholder has agreed that the Funds will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Funds provide written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the investor may bear the risk of any financial loss in the event of such a transaction; provided, however, if a Fund or the Transfer Agent fails to employ this and other established procedures, the Fund or the Transfer Agent may be liable.

     When utilizing the telephone or telegram redemption service, the stockholder must give the full registration name, address, number of shares or dollar amount to be redeemed, Fund account number and name of the Fund in order for the redemption request to be processed.

     TRANSFER OF REDEMPTION PROCEEDS BY WIRE -- Redemption proceeds may be transmitted directly to the stockholder's predesignated account at a domestic bank upon request if redemption proceeds are of at least $5,000. Proceeds of less than $5,000 will be mailed to the stockholder's registered address of record. Costs in connection with the administration of this service, including wire charges, will be borne by the Fund. Any changes or exceptions to the original election must be made in writing, with signature guaranteed, and will be effective upon receipt by the Transfer Agent.

     FPS Services, Inc. and Meridian reserve the right to refuse any telephone or telegram instructions and may discontinue the aforementioned redemption options upon 30 days written notice.

     GENERAL -- All shares of the Funds offered for redemption will be redeemed at the net asset value per share of the Fund next determined after receipt of the redemption request, if in good order, by the Transfer Agent. (See "Price of Shares.") Because the net asset value of a Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a stockholder receives upon redemption may be more or less than the amount paid for the shares.

     Payment for shares redeemed in writing, by telephone or by telegram, if in good order, will be made promptly after receipt, but not later than seven business days after the valuation date. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted.

     Requests for redemptions will not be honored until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can take as long as fifteen days. Questions with respect to the proper form for redemption may be directed to the Transfer Agent at 1-800-446-6662.

     The redemption price will be paid on or before the seventh day following proper tender, except a postponement may be permissible under the 1940 Act when
(a) the New York Stock Exchange is closed (other than for weekends and holidays) or trading is restricted thereon, (b) an emergency exists making disposal of portfolio securities or the valuation of net assets of the Fund not reasonably practicable, or (c) the Securities and Exchange Commission has by order permitted suspension of redemptions for the protection of the Fund's stockholders. The Commission, by rules and regulations, determines the conditions under which trading of securities shall be deemed to be restricted and the conditions under which an emergency shall be deemed to exist.

     Investment dealers handling redemption transactions may make a service charge. There is no charge as described in the foregoing paragraphs for redemption of shares tendered directly to the Transfer Agent.

                                       19

PAGE

     MANDATORY REDEMPTION -- The Board of Directors has established a policy, which is subject to change, to require redemption of accounts of a Fund that drops as a result of redemptions to a value of less than $750 (determined, for this purpose only, as the greater of the stockholder's cost or the current net asset value of the shares, including any shares acquired through the reinvestment of income dividends and capital gains distributions). Prior notice of at least 60 days will be given to a stockholder before the involuntary redemption provision is made effective with respect to the stockholder's account. The stockholder will have no less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

     SIGNATURE GUARANTEE -- Meridian Fund, Inc. requires that the signature of each stockholder be guaranteed in connection with all redemptions in an effort to minimize the possibility that another person may forge the stockholder's signature on a redemption request. This means that a representative of a firm in one of the categories specified below must acknowledge that the stockholder's signature is genuine. To prevent fraudulent redemptions Meridian requires that the signature of each stockholder be guaranteed for all redemptions greater that $25,000 or those directed to an address or individual other than the holder of record.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantees must appear, together with the signatures of the registered owners on one of the following: (1) a written request for redemption, which identifies clearly the exact names in which the account is registered, the account number and the number of shares or the dollar amount to be redeemed, (2) a separate instrument of assignment which should specify the total number of shares to be redeemed (this "stock power" may be obtained from Meridian or FPS Services, Inc., or from most banks and stockbrokers), or (3) all stock certificates tendered for redemption, in which case the guarantees also must appear on the letter of stock power if shares held by the Transfer Agent also are being redeemed.

     SHARE TRANSFERS -- Shares of a Fund may be transferred upon delivery to FPS Services, Inc. of the following: (1) a letter of instructions, signed exactly as the shares are registered by each registered owner, which identifies clearly the exact names in which the account presently is registered, the account number, the number of shares to be transferred, and the names, address and social security or tax identification number of the account to which the shares are to be transferred, (2) stock certificates, if any, which are the subject of the transfer, and (3) an instrument of assignment ("stock power"), which should specify the total number of shares to be transferred and on which the signatures of the registered owners have been guaranteed. (See "Signature Guarantee.") Additional documents are required for transfers by corporations, executors, administrators, trustees and guardians. A stockholder in doubt as to what documents are required should contact FPS Services, Inc. (1-800-446-6662). If the transfer establishes a new account, a new application must be submitted. Meridian is not bound to record any transfer on the stock transfer books maintained by FPS Services, Inc. until the latter has received all required documents.

                                       20

PAGE

                              GENERAL INFORMATION

     DESCRIPTION OF COMMON STOCK -- Meridian was incorporated in Maryland on March 5, 1984. The authorized capital stock of Meridian consists of 50,000,000 shares of Common Stock (par value $.01 per share), with 25,000,000 shares presently allocated to each Fund. Each of the Funds corresponds to a distinct investment portfolio in a distinct series of Meridian's Common Stock. Each of the Fund's shares has equal dividend, distribution, redemption, liquidation and noncumulative voting rights. In the future, from time to time, Meridian's Board of Directors may, in its discretion, increase the amount of authorized shares and/or establish additional funds and issue shares of additional series of Meridian's Common Stock.

     TRANSFER, REDEMPTION AND DIVIDEND DISBURSING AGENT -- FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 is the transfer and redemption and dividend disbursing agent for each Fund. Shareholder inquiries should be made to the transfer agent at 1-800-446-6662.

     CUSTODIAN -- Bank of New York, 48 Wall Street, New York, NY 10286, serves as Custodian of all securities and funds owned by the Fund.

     EXPERTS -- Price Waterhouse LLP, 555 California Street, San Francisco, California 94104, have been appointed as independent accountants for Meridian. The financial statements of the Funds as of June 30, 1996 included in the Statement of Additional Information have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

                                    APPENDIX
                          DESCRIPTION OF BOND RATINGS

     MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C," according to quality as described below:

     "AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

     "AA -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

     "A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

     "BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

     "BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

                                       21

PAGE

     "B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

     "CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

     "CA -- Speculative in a high degree; often in default or have other marked shortcomings."

     "C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

     STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality as described below:

     "AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

     "AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

     "A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rate categories."

     "BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

     "BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

     "C1 -- Reserved for income bonds on which no interest is being paid."

     "D -- In default and payment of interest and/or repayment of principal is in arrears."

                                       22

PAGE

                                                 MERIDIAN FUND, INC.(R)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT ADVISER                                             MERIDIAN FUND
Aster Capital Management, Inc.                            MERIDIAN VALUE FUND(R)
60 E. Sir Francis Drake Blvd.
Wood Island, Suite 306                                          PROSPECTUS
Larkspur, CA 94939                                           October 31, 1996.
TRANSFER AND REDEMPTION AGENT                                     (LOGO)
FPS Services, Inc.
P.O. Box 61503                                         60 E. Sir Francis Drake Blvd.
King of Prussia, PA 19406-0903                            Wood Island, Suite 306
                                                            Larkspur, CA 94939
CUSTODIAN                                                     (415) 461-6237
The Bank of New York                                     Telephone (800) 446-6662
48 Wall Street
New York, NY 10286
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
555 California Street
San Francisco, California 94104

PAGE

                             MERIDIAN FUND, INC.(R)

                  Part B: Statement of Additional Information
                             Cross Reference Sheet

                                                                CAPTIONS IN STATEMENT OF
        ITEM NUMBER OF PART B -- FORM N-1A                       ADDITIONAL INFORMATION
---------------------------------------------------    -------------------------------------------
 10.  Cover Page...................................    Cover Page
 11.  Table of Contents............................    Table of Contents
 12.  General Information and History..............    Not applicable
                                                       Investment Objectives and Portfolio
                                                       Techniques;
 13.  Investment Objectives and Policies...........    Additional Investment Restrictions
                                                       Investment Management:
 14.  Management of the Fund.......................    Directors and Officers
 15.  Control Persons and Principal Holders of
      Securities...................................    Directors and Officers
                                                       Investment Management;
                                                       Additional Information;
 16.  Investment Advisory and Other Services.......    Custodian
 17.  Brokerage Allocation.........................    Execution of Portfolio Transactions
                                                       General Information --
 18.  Capital Stock and Other Securities...........    Description of Common Stock
 19.  Purchase, Redemption and Pricing of
      Securities Being Offered.....................    Purchase, Redemption and Pricing of Shares
 20.  Tax Status...................................    Dividends, Distributions and Federal Taxes
 21.  Underwriters.................................    Not Applicable
 22.  Calculations of Performance Data.............    Investment Results
 23.  Financial Statements.........................    Financial Statements

PAGE

                             MERIDIAN FUND, INC.(R)
                         60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939
                           Telephone: 1-800-446-6662

                      STATEMENT OF ADDITIONAL INFORMATION

     Meridian Fund, Inc. ("Meridian") is a no-load, open-end, diversified management investment company (a "mutual fund") consisting of two separate portfolios (each individually a "Fund" or collectively the "Funds"). Additional funds may be established by Meridian from time to time. The Funds and their investment objectives are:

     MERIDIAN FUND -- The Fund's investment objective is long-term growth of capital. Realization of current income is not a significant investment consideration, and any income realized will be incidental to the Fund's objective. The Fund intends to invest the majority of its assets in equity and equity-related securities, primarily common stocks. Common stock investments will include small and medium-sized companies considered by the Investment Adviser to be experiencing above-average growth in revenue and earnings. The Fund may significantly reduce its exposure to equities in an attempt to preserve capital when the Investment Adviser believes it to be appropriate.

     MERIDIAN VALUE FUND(R) -- The Fund's investment objective is long-term growth of capital. Realization of current income is not a significant investment consideration, and any income realized will be incidental to the Fund's objective. The Fund intends to invest the majority of its assets in equity and equity-related securities, primarily common stocks. The Fund will emphasize investment in equity securities of issuers which, in the opinion of the Investment Adviser, are undervalued in relation to the issuer's long-term earning power or asset value and/or the stock market in general at the time of purchase.

     Each Fund's investment policies include investing in small to medium-sized companies and seeks to preserve capital during difficult market conditions. These policies will involve considerable risk and there can be no assurance that a Fund, in fact, will achieve its investment objective, and gains cannot be assured.

     The execution of a Fund's investment strategy may cause a higher rate of portfolio turnover relative to other mutual funds. Each Fund reserves the right to dispose of any security at any time. It is each Fund's intention to take either short or long-term profits or losses when such action is consistent with its objective and with sound investment practice, and when such action would not impair the Fund's tax status as a "regulated investment company."

     This Statement of Additional Information concerning Meridian Fund, Inc. is not a Prospectus for the Funds. This Statement supplements the Prospectus dated the same date as this Statement and should be read in conjunction with that Prospectus. A copy of the Prospectus is available without charge by writing or calling Meridian at the address or telephone number printed above.

                                        1

PAGE

              The date of this Statement of Additional Information
                              is October 31, 1996

                                        2

PAGE

                               TABLE OF CONTENTS

                                                                                        PAGE
Investment Policies and Portfolio Techniques..........................................      4
Investment Restrictions...............................................................      6
Investment Management.................................................................      7
  Investment Management Agreement.....................................................      7
Directors and Officers................................................................      8
Dividends, Distributions and Federal Taxes............................................      9
Purchase, Redemption and Pricing of Shares............................................     11
  Price of Shares.....................................................................     11
  Rejection of Orders.................................................................     11
  The Open Account....................................................................     11
  Automatic Reinvestment of Dividends and Distributions...............................     12
Execution of Portfolio Transactions...................................................     12
Investment Results....................................................................     13
General Information...................................................................     14
  Description of Common Stock.........................................................     14
  Stockholder Reports.................................................................     15
  Legal Opinions......................................................................     15
Additional Information................................................................     15
Report of Independent Accountants.....................................................     16
Financial Statements..................................................................     17

                                        3

PAGE

                  INVESTMENT POLICIES AND PORTFOLIO TECHNIQUES

     The Prospectus presents each Fund's investment policies and techniques (See Prospectus at pp. 8-12.) The following discussion provides additional information on those policies and identifies certain policies not discussed in the Prospectus.

     SECURITY LOANS (See Prospectus at p. 10.) -- Consistent with applicable regulatory requirements, a Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund will seek to negotiate loan terms requiring that the value of the collateral always be maintained at some level relative to the value of the loaned securities. When a security loan is made, the collateral and loaned securities will be valued each business day, and the borrower may be required to increase the amount of collateral if the market value of the loaned securities increases. A loan may be terminated by the borrower or by the Fund at any time on reasonable notice. The borrower, on termination of the loan, is required to return the securities to the Fund. Any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. When loaned securities grant voting or consent rights which pass to the borrower, the Fund will call the securities to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     NON-U.S. SECURITIES (See Prospectus at p. 11.) -- While a Fund may invest its assets in equity and fixed income securities of issuers domiciled outside the U.S., it is not presently expected (at least for the next twelve months) that either Fund will invest more than 10% of its assets (calculated at the time of purchase) in such securities.

     Investors should recognize that investing in foreign companies involves certain considerations, including those set forth below, which are not typically associated with investing in United States companies. Foreign companies generally are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States companies. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exists in the United States. The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange as between the currencies of different nations and exchange control regulations. Furthermore, there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign securities.

     Additional costs could be incurred in connection with the Funds' investment activities outside the U.S. Increased custodian costs as well as administrative difficulties (for example, delays in clearing and settling portfolio transactions or in receiving payment of dividends) may be associated with the maintenance of assets in certain jurisdictions. Dividends or interest paid by non-U.S. issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends or interest paid to a Fund by United States issuers. Costs will also be incurred by a Fund in connection with foreign exchange transactions necessary in connection with the purchase and sale of non-U.S. securities and the receipt of dividends and interest.

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS (MERIDIAN VALUE FUND ONLY)

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGE -- High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interests rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected

                                        4

PAGE

     business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds and the Fund's net asset value.

     PAYMENT EXPECTATIONS -- High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased current return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular bonds, which may affect adversely the Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

     LEGISLATION OR REGULATION -- Future legislation or regulation may limit the issuance of high-yield, high-risk bonds which could have a negative effect on the market for high-yield, high-risk bonds.

     VARIABLE, FLOATING RATE AND SYNTHETIC OBLIGATIONS -- The interest rates payable on certain fixed-income securities in which a Fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest on which the coupon rates are based. Variable and floating rate obligations permit a Fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate. A Fund may also invest in "synthetic" securities whose value depends on the level of currencies, commodities, securities, securities indexes, or other financial indicators or statistics. For example, these could include fixed-income securities whose value or interest rate is determined by reference to the value of a foreign currency relative to the U.S. dollar, or to the value of different foreign currencies relative to each other. The value or interest rate of these securities may increase or decrease as the value of the underlying instrument changes.

     WARRANTS -- Each Fund has given an undertaking to a state securities commission as follows: the investment in warrants, valued at the lower of cost or market, may not exceed 5.0% of the value of the Fund's net assets. Included within that amount, but not to exceed 2.0% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

     Each Fund reserves the right to withdraw the undertaking at its discretion.

     PORTFOLIO TURNOVER -- It is the policy of each Fund to purchase and hold securities for capital appreciation. Although a Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale, in the Investment Adviser's opinion, will strengthen the Fund's position and contribute to its investment objective. Changes in the portfolio will be made whenever the Investment Adviser believes they are advisable (e.g. as a result of securities having reached a price objective, or by reason of developments not foreseen at the time of investment decision such as changes in the economics of an industry or a particular company.) These investment changes will be made usually without reference to the length of time a security has been held, and, therefore, there may be a significant number of short-term transactions.

     Each Fund, as a result of the investment policies described above, does expect to engage in a substantial number of portfolio transactions. A Fund's annual portfolio turnover rate may exceed 100%, but is not expected to exceed 200%. A 100% turnover rate would occur, for example, if the lesser of the value of

                                        5

PAGE

purchases or sales of portfolio securities for a year (excluding all securities whose maturities at acquisition were one year or less) were equal to 100% of the average monthly value of the securities held by the Fund during such year. A higher portfolio turnover rate will increase aggregate brokerage commission expenses which must be borne directly by the Fund and ultimately by the Fund's stockholders. (See "Execution of Portfolio Transactions.") The portfolio turnover rates for Meridian Fund were 34% for the fiscal year ended June 30, 1996, 29% for the fiscal year ended June 30, 1995, and 43% for the fiscal year ended June 30, 1994. The portfolio turnover rates for Meridian Value Fund were 125% for the fiscal year ended June 30, 1996, 77% for the fiscal year ended June 30, 1995, and 194% for the period February 10, 1994 through June 30, 1994.

                            INVESTMENT RESTRICTIONS

     Each Fund has adopted the following fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus at pp. 8-12. These policies and restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" of the Fund, as defined in Section 2(a)(42) of the 1940 Act, means the vote (i) of 67% or more of the voting securities of the Fund present or represented at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The only voting security of each Fund is its Common Stock. These restrictions provide that a Fund may not:

     (1) invest more than 25% of the value of its assets in the securities of a single issuer, nor may the remaining 75% of the assets contain any investments in any other single issuer, which, immediately after such purchase, exceed 5% of the value of the assets (except for obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

     (2) purchase the securities of companies in a particular industry if thereafter more than 25% (for Meridian Value Fund, 25% or more) of the value of the Fund's total assets would consist of securities issued by companies in that industry. This restriction does not apply to obligations issued and guaranteed by the United States Government, its agencies or instrumentalities;

     (3) acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer; or

     (4) purchase the securities of any other investment company, except by purchase in the open market where, to the best information of the Fund, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and after such purchase not more than 5% of the value of the Fund's total assets would consist of such securities, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders.

     (5) invest in companies for the purpose of exercising control or management;

     (6) purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interest therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts);

     (7) purchase or sell commodities or commodities contracts, or interests in oil, gas, or other mineral exploration or development programs;

     (8) make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of debt securities, including the purchase of bank obligations such as certificates of deposit and bankers' acceptances, and (ii) lending portfolio securities with a value not in excess of 10% of total assets at the time of the loan. The Fund will not enter into repurchase agreements;

     (9)  make short sales of securities;

     (10) purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

                                        6

PAGE

     (11) underwrite the securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal or State securities laws;

     (12) invest in the securities of any issuer which shall have a record of less than three years of continuous operation (including the operation of any predecessor) if immediately after and as a result of such investment the value of the Fund's holdings of such securities exceeds 25% of the value of the Fund's total assets. This restriction does not apply to any obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

     (13) borrow for investment purposes or issue senior securities. The Fund, however, may borrow from banks an amount not to exceed 5% of the Fund's total assets, determined immediately after the time of the borrowing, as a temporary measure for extraordinary or emergency purposes;

     (14) participate on a joint or a joint-and-several basis in any trading account in securities (The aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.);

     (15) knowingly purchase from or sell portfolio securities to its officers, directors, or other "interested persons" (as defined in the 1940 Act) of the Fund, other than otherwise unaffiliated broker-dealers;

     (16) purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the directors, officers or employees of the Fund or the Investment Adviser individually own beneficially more than 1/2 of l% of the securities of such issuer and together own beneficially more than 5% of such securities;

     (17) purchase or write put or call options; or

     (18) invest more than 10% of its net assets in securities and other assets for which there is no ready market.

     For investment restriction (2) with respect to Meridian Fund, a nonfundamental policy provides that the Fund will not purchase securities in any one industry equalling 25% or more of the Fund's total net assets.

     Each Fund also is subject to other restrictions under the 1940 Act; however, the registration of Meridian under the 1940 Act does not involve any supervision by any Federal or other agency of the Fund's management or investment practices or policies.

                             INVESTMENT MANAGEMENT

     For each Fund Meridian has retained as its investment adviser Aster Capital Management, Inc. ("Aster" or the "Investment Adviser"), 60 E. Sir Francis Drake Blvd., Wood Island, Suite 306, Larkspur, California 94939. The Prospectus at pp. 12-14 describes the Investment Adviser's duties and compensation and the allocation of expenses between each Fund and the Investment Adviser. Richard F. Aster, Jr. owns 94% of the Investment Adviser and as a result may be deemed to be "in control" of the Investment Adviser. Mr. Aster is President and a Director of Meridian and of the Investment Adviser.

     INVESTMENT MANAGEMENT AGREEMENT -- The Investment Management Agreement, Power of Attorney and Service Agreement (the "Management Agreement") with the Investment Adviser, dated January 1, 1986, as amended to date, provides that the Investment Adviser shall furnish advice to each Fund with respect to its investments and shall determine what securities shall be purchased or sold by the Funds.

     Under the Management Agreement, the Investment Adviser, in addition to providing the investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical, and bookkeeping functions of Meridian, provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies and postage used at the offices of the Fund. The Fund will pay all expenses not assumed by the Investment Adviser. (See Prospectus p. 13.)

                                        7

PAGE

     The Management Agreement has been approved by the Board of Directors to remain in effect until October 31, 1997, and shall continue in effect from year to year thereafter so long as such continuance specifically is approved as to a particular Fund at least annually by (i) either the Board of Directors of Meridian or the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the directors of Meridian who are not parties to the Management Agreement or interested persons (as that term is defined in the 1940 Act) of any such party to the Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was initially approved on October 25, 1985, by the stockholders and on September 30, 1985, by the Board of Directors, including a majority of the non-interested members.

     The Management Agreement is nonassignable and automatically shall be terminated upon assignment. The Management Agreement may be terminated at any time without penalty by either party on 60 days' written notice. Amendments to the Management Agreement require the approval of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Investment Adviser shall not be liable under the Management Agreement to Meridian or to stockholders of a Fund for any error of judgment, act or omission not involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties thereunder.

     Aster Capital Management, Inc. and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with code of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

                             DIRECTORS AND OFFICERS

     The names and addresses of the directors and officers of Meridian and their principal occupations, certain other affiliations during the past five years and age are given below.

  *+ Richard F. Aster, Jr.      Chairman of the Board and        Aug. 1985 - Present: Aster Capital
    60 E. Sir Francis Drake     President                        Management, Inc., Pres.; March
    Boulevard, Suite 306                                         1977 - Present: Aster Investment
    Larkspur, CA 94939                                           Management Co., Inc., Pres.; Age: 56.
   * Michael S. Erickson        Director                         May 1987 - Present: Private Investor;
    1 Baja Court                                                 May 1993 - Sept. 1994: Aster
    Corte Madera, CA                                             Investment Management, Inc., Analyst;
    94925-1801                                                   Sept. 1989 - Oct. 1992:
                                                                 Romic Partners, Inc., President; Age:
                                                                 44.
  ** James Bernard Glavin       Director                         Sept. 1994 - Present: The Immune
    5935 Darwin Court                                            Response Corp., Chairman of the Board;
    Carlsbad, CA                                                 Apr. 1987 - Sept. 1994: The Immune
    92008-7302                                                   Response Corp., C.E.O.; 1987 - May
                                                                 1990, Smith Laboratories, Inc.,
                                                                 Chairman; Age: 61.
   + Michael Stolper            Director                         Sept. 1975 - Present: Stolper &
    525 B Street                                                 Company Inc., Pres., investment
    Suite 1080                                                   adviser and broker- dealer; Age: 51.
    San Diego, CA
    92101-4409

                                        8

PAGE

  ** Herbert Charles Kay        Director                         Private Investor; Age: 59.
    3906 Strand Avenue
    Manhattan Beach, CA
    90266
    Paul Robinson               Principal Accounting             Aug. 1985 - Present: Aster Capital
    60 E. Sir Francis Drake     Officer, Principal               Management, Inc., Vice Pres. of
    Boulevard, Suite 306        Financial Officer,               Operations; Aug. 1983 - Present: Aster
    Larkspur, CA 94939          Treasurer and Secretary          Investment Management Co., Inc., Vice
                                                                 Pres. of Operations; Age: 44.
   * Member, Executive Committee
  ** Member, Audit Committee
   + Director who is an "interested person," as defined in Section 2(a)(19) of the 1940 Act.

---------------

     Mr. Stolper is a director of BDI Investment Company, a registered investment company that invests primarily in tax exempt securities, of Janus Capital, a registered investment adviser that manages mutual funds, and a director of Roger Engemann Management Company, a registered investment adviser that manages a mutual fund. Mr. Stolper owns 6% of Aster Capital Management, Inc., Meridian's Investment Adviser.

     Meridian pays no salaries or other compensation to its directors or officers other than fees to directors who are unaffiliated with the Investment Adviser. Each such unaffiliated director is paid a director's fee of $1,000 per annum, plus a $1,000 investment in one of the Funds, and expenses, for each Board of Directors' meeting attended. The aggregate compensation for the period July 1, 1995 through June 30, 1996, was $8,000. All officers of Meridian are employees of the Investment Adviser. Meetings of the Board of Directors are held after each Annual or Special Shareholders Meeting and from time to time as the Board deems necessary. The Executive Committee will meet, as required, when the full Board does not meet, for the purpose of reviewing the Fund's investment portfolio. The Executive Committee has the authority to exercise all of the powers of Meridian's Board of Directors at any time when the Board is not in session, except the power to declare dividends or distributions, to authorize the issuance of securities, to amend Meridian's Bylaws, to recommend to stockholders of the Fund any action requiring their approval, or as otherwise required by the 1940 Act. The Audit Committee will meet from time to time with Meridian's independent accountants to exchange views and information and to assist the full Board in fulfilling its responsibilities relating to corporate accounting and reporting practices.

     Beneficial ownership in the Funds by the Directors and officers as of September 30, 1996, was as follows:

                                          MERIDIAN FUND               MERIDIAN VALUE FUND
                  NAME                 SHARES         (%)             SHARES         (%)
    ---------------------------------  -------       ------           ------       -------
    Richard F. Aster, Jr.............  164,575       (1.30%)          51,845       (15.77%)
    James B. Glavin..................   74,529       (0.59%)             551        (0.16%)
    Michael Stolper..................   28,479       (0.22%)           6,960        (2.12%)
    Paul A. Robinson.................    5,755       (0.05%)           2,971        (0.90%)
    Herbert C. Kay...................    2,587       (0.02%)               0        (0.00%)
    Lana M. Ariue....................      368       (0.00%)             673        (0.20%)
    Michael S. Erickson..............        0       (0.00%)             167        (0.05%)

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

     Each Fund intends to separately meet all the requirements of, and has elected the tax status of, a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code (the "Code"). If the Fund distributes within specified times at least 90% of its net investment income, any tax exempt interest income, and certain short-term capital gains, it will be taxed only on that portion of its net investment income and net capital gains, if any, which it retains.

                                        9

PAGE

     To qualify, the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

     Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98 percent of ordinary income (generally net investment income) for the calendar year, (ii) 98 percent of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed undistributed net investment income and net capital gain of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax for the year. The Fund intends to meet these distribution requirements to avoid the excise tax liability.

     Any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     Under the Code, distributions of net investment income by the Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

     The Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce the Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Not more than 50% of the total assets of either Fund is expected to consist of securities of foreign issuers. Therefore, the Funds will not be eligible to elect to "pass through" foreign tax credits to shareholders and, to the extent the Funds do pay foreign withholding or other foreign taxes on investments in foreign securities, shareholders will not be able to deduct their pro rata share of such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their United States income taxes.

     Dividends generally are taxable to stockholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend during January of the following year.

     As of the printing of this SAI, the maximum individual marginal tax rate applicable to ordinary income is 39.6%; the maximum individual marginal tax rate applicable to net realized capital gains is 28%; and the maximum corporate marginal tax rate applicable to ordinary income and realized capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income

                                       10

PAGE

tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000.

     Corporate shareholders of a Fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by the Fund to the extent that the Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

     Each Fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

     The foregoing is limited to a summary of certain federal tax matters. It should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. Stockholders should consult their own tax advisers for additional details and the possible effect of the Code on their particular tax status.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

     The Prospectus, at pp. 15-20, provides general information concerning the purchase and redemption of each Fund's shares. The following discussion explains further some of that information and discloses certain policies not presented in the Prospectus.

     PRICE OF SHARES (See Prospectus at p. 17.) -- Each Fund calculates the net asset value per share in the following manner:

     1. Securities listed or traded on the New York Stock Exchange are valued at the last sale price or, if no sale, at the last-reported bid price. Non-convertible bonds and debentures, and other long-term debt securities normally are valued at prices obtained for the day of valuation from a major dealer in bonds. However, when such prices are unavailable or in circumstances where the Investment Adviser deems it appropriate to do so, another bond pricing service or an over-the-counter or exchange quotation may be used. United States Treasury Bills, and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days normally are valued at the mean of representative quoted bid and asked prices or, if such prices are not available, quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day unless the Board determines that this does not represent the securities' fair value. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to derive the Fund's total assets.

     2. The liabilities of the Fund, including proper accruals of taxes and other expense items, are deducted from the Fund's total assets to derive the Fund's net asset value.

     3. The net asset value is divided by the total number of shares outstanding, and the result, rounded to the nearest cent, is the net asset value per share.

     REJECTION OF ORDERS -- Any purchase order may be rejected by Meridian.

     THE OPEN ACCOUNT -- When a stockholder makes an initial investment in a Fund, a stockholder account is opened in accordance with the stockholder's registration instructions. Each time there is a transaction in a

                                       11

PAGE

stockholder account such as an additional investment or the reinvestment of a dividend or distribution, the stockholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the stockholder account along with a summary of the status of the account as of the transaction date.

     Share certificates are issued only for full shares, and only upon the specific request of the stockholder to the Transfer Agent. The stockholder may request issuance of certificates representing all or any part of the full shares in the stockholder account. Meridian will not charge stockholders for the issuance of certificates.

     AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- A stockholder may indicate at any time a choice of certain elections with respect to income dividends and capital gain distributions. The stockholder may elect to have both income dividends and capital gain distributions declared on the stockholder's shares of a Fund reinvested automatically in additional shares of the Fund at the closing net asset value per share on the reinvestment date determined by the Board of Directors. A stockholder also may elect to receive income dividends in cash while accepting capital gain distributions in additional shares of the Fund. Alternatively, a stockholder may elect to receive both income dividend and capital-gain distributions in cash. If no such election is made, all dividend and capital-gain distributions will be applied automatically to the purchase of shares of the Fund at net asset value per share. These elections may be changed by the stockholder at any time by written notification to the Fund's Transfer Agent, but, to be effective as to a particular distribution, must be received by the Transfer Agent sufficiently in advance of the reinvestment date (approximately 10 business days) to permit the change to be entered in the stockholder's record. The Federal income tax status of income dividends and capital gain distributions is the same whether taken in cash or reinvested in shares of the Fund.

     Dividend and capital-gain distributions on all shares in the stockholder account are reinvested in full and fractional shares at the net asset value per share unless the stockholder instructs the Fund to do otherwise.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

     Orders for a Fund's portfolio securities transactions are placed by the Investment Adviser. The objective of each Fund is to obtain the best available prices in its portfolio transactions taking into account a broker's services, costs and promptness of executions. There is no agreement or commitment to place orders with any broker-dealer. The Investment Adviser evaluates a wide range of criteria in seeking the most favorable price and market for the execution of transactions, including the broker's commission rate, execution capability, positioning and distribution capabilities, back-office efficiency, ability to handle difficult trades, financial stability, and prior performance in serving the Investment Adviser and its clients. Purchases and sales in typical transactions executed in the over-the-counter market generally will be transacted directly with principal market-makers except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions are available elsewhere.

     When circumstances relating to a proposed transaction indicate that a particular broker-dealer is in a position to obtain the best execution, the order is placed with that broker-dealer. This may or may not be a broker-dealer which has provided research, statistical or other related services to the Investment Adviser or its affiliate, Aster Investment Management Co., Inc. or has sold shares of the Fund or other funds served by the Investment Adviser. Subject to the requirement of seeking the best available prices and executions, the Investment Adviser may give preferences, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, to broker-dealers which have provided research, statistical, and other related services to the Investment Adviser for the benefit of the Fund and/or of other accounts served by the Investment Adviser or Aster Investment Management Co., Inc. if, in its judgment, the Fund will obtain prices and executions comparable with those available from other qualified firms. Substantially all of the total brokerage commissions paid by the Meridian Fund during the period July 1, 1995 through June 30, 1996, were paid to brokers so selected.

     The Board of Directors of Meridian has adopted a policy which permits the Investment Adviser, subject to the objective of obtaining the best execution, to consider a broker-dealer's sale of Fund shares as a factor in selecting from among broker-dealers qualified to offer comparable prices and execution of portfolio transactions. This policy does not imply a commitment by a Fund to execute portfolio transactions through all broker-

                                       12

PAGE

dealers who sell shares of the Fund. Meridian has executed transactions, subject to obtaining the best execution, with broker-dealers who have marketed Fund shares. The Board of Directors will monitor executions of portfolio transactions periodically to assure itself that the best execution objective continues to be paramount in the selection of executing broker-dealers.

     Meridian does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Nevertheless, the personnel of the Investment Adviser are authorized to negotiate payment only for brokerage services rendered and not for research, statistical, or other services. Meridian does not authorize the payment of commissions to brokers, in recognition of their having provided research, statistical or other related services, or of their having sold Fund shares, in excess of commissions other qualified brokers would have charged for handling comparable transactions.

     A Fund, in some instances, may deal in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, a Fund will seek to deal with the primary market-makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. Each Fund in all cases will attempt to negotiate the best market price and execution.

     The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the OTC markets. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The Investment Adviser may perform investment management services for various clients. There may be occasions in which portfolio transactions for a Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other of the accounts served by the Investment Adviser or Aster Investment Management Co., Inc. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Investment Adviser believes that to do so will be in the best interest of its clients, including the Funds. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the accounts involved, including the Funds.

     Each Fund contemplates purchasing most foreign equity securities in OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

     Foreign equity securities may be held by a Fund in the form of American Depository Receipts or Shares (ADRs), European Depository Receipts (EDRs), Continental Depository Receipts (CDRs) or securities convertible into foreign equity securities. ADRs, EDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

                               INVESTMENT RESULTS

     Meridian Fund, Inc. may, from time to time, include standardized and nonstandardized performance information and/or comparisons of the investment results of a Fund to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or in reports furnished to present or prospective shareholders.

                                       13

PAGE

     Standardized average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Fund, made at the beginning of each period, and then calculating the average annual compounded rate of return which would produce the same investment return on the $1,000 investment over the same period.

     The following assumptions will be reflected in computations of average annual total return: (1) all share sales at net asset value, without a sales load deduction from the $1000 initial investment; (2) reinvestment of dividends and capital gains distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. Total annual average return may be calculated for one year, five years, ten years and for other periods, and will be updated on a quarterly basis.

     Total return for the Meridian Fund for the one year period ended June 30, 1996, was 21.40%. The average annual total return for the five year and ten year periods ended June 30, 1996, and from inception of the Meridian Fund, August 1, 1984, through June 30, 1996, were 18.05%, 12.32% and 15.37%, respectively.

     Total return for the Meridian Value Fund for the one year period ended June 30, 1996, was 49.17%. The average annual total return from inception of the Meridian Value Fund, February 10, 1994 through June 30, 1996 was 19.41%.

     The calculation of nonstandardized total returns for a Fund differs from the calculation of standardized average annual total returns only in that nonstandardized total returns relate to nonstandardized periods, and in that they represent aggregate (rather than average) total return.

     Investment results of each Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund and should not be considered representative of what an investment in the company may earn in any future period.

     The Funds may in advertising refer to results compiled by organizations such as Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services. Additionally, the Funds may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

     A Fund may from time to time compare its investment results with, e.g., the following:

          (1) The Standard & Poor's 500 Composite Stock Price Index.

          (2) 3-months weekly average yield of 90-day U.S. Treasury Bills, as reported by the Federal Reserve Bank of St. Louis.

          (3) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

                              GENERAL INFORMATION

     DESCRIPTION OF COMMON STOCK (See Prospectus at p. 21.) -- There are no conversion or preemptive rights in connection with any shares of the Funds. All shares of each Fund when duly issued will be paid in full and non-assessable. The rights of the holders of shares of Common Stock of a Fund may not be modified except by vote of the majority of the outstanding voting securities of that fund. Certificates are not issued unless requested and are never issued for fractional shares. Fractional shares are liquidated at net asset value per share at the time a stockholder account is closed.

     Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund (in the aggregate) voting for the election of directors can elect 100% of the directors if they wish to do so. In such event the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

                                       14

PAGE

     As of September 30, 1996 the following persons were known to beneficially or of record, own five percent or more of Meridian Fund's outstanding shares:

                Charles Schwab                  21.84%
                Mutual Funds Dept.
                101 Montgomery Street
                San Francisco, CA 94104

     As of September 30, 1996 the following persons were known to beneficially or of record, own five percent or more of Meridian Value Fund's outstanding shares:

                Charles Schwab                                          31.91%
                Reinvest Account
                Mutual Funds Dept.
                101 Montgomery Street
                San Francisco, CA 94104
                Aster Investment Management Co. Inc.                     7.55%
                Profit Sharing Plan,
                Richard Aster Jr. Trust dtd 1/1/84, Trustee
                60 E. Sir Francis Drake Blvd. #306
                Larkspur, CA 94939
                Dennis S. Avery                                          6.16%
                P.O. Box 540
                Borrego Springs, CA 92004
                Richard F. Aster, Jr., Trustee                           5.43%
                Aster Family Trust
                Separate Property Dtd 3/25/92
                60 E. Sir Francis Drake Blvd. #306
                Larkspur, CA 94939

     STOCKHOLDER REPORTS -- The fiscal year of each Fund ends on June 30 of each year. Each Fund will issue to its stockholders semi-annual and annual reports; each annual report will contain a schedule of the Fund's portfolio securities and audited annual financial statements. Stockholders, in addition, will receive unaudited quarterly statements of the status of the Fund. The Federal income tax status of stockholders' distributions also will be reported to stockholders after the end of each calendar year.

     LEGAL OPINIONS -- The validity of the shares offered by this Prospectus has been passed upon by Morrison & Foerster, 345 California Street, San Francisco, California 94104-2675. Messrs. Morrison & Foerster may act as counsel to Meridian and to the Investment Adviser in various matters.

                             ADDITIONAL INFORMATION

     The costs of sales and advertising materials are borne by the Investment Adviser.

     The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in the Fund's registration statement and related forms filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The registration statement and related forms may be inspected at the Public Reference Room of the Commission at Room 1024, 450 5th Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.

                                       15

PAGE

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Meridian Fund

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Fund (one of the portfolios constituting Meridian Fund, Inc., hereafter referred to as the "Fund") at June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as the "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
July 31, 1996

                                       16

PAGE

                     SCHEDULE OF INVESTMENTS AND NET ASSETS
                                 JUNE 30, 1996

                                                                      SHARES         VALUE
                                                                      -------     ------------
COMMON STOCK -- 76.3%
  BANKING AND FINANCE -- 2.0%
     Bancorp Hawaii, Inc. ..........................................  215,000     $  7,740,000
  CELLULAR COMMUNICATIONS -- 9.5%
     AirTouch Communications, Inc. .................................  358,000       10,113,500
     Cellular Communications, Inc. -- Series A......................  216,200       11,485,625
     MFS Communications Company, Inc. ..............................  135,000        5,079,375
     Vanguard Cellular Systems, Inc. -- Class A.....................  445,000        9,678,750
  CONSUMER PRODUCTS -- 0.5%
     The York Group, Inc............................................  120,000        2,070,000
  CONSUMER SERVICES -- 7.6%
     Service Corp. International....................................  220,000       12,650,000
     Sotheby's Holdings, Inc. -- Class A............................  500,000        7,250,000
     Stewart Enterprises, Inc. -- Class A...........................  300,000        9,375,000
  ENERGY -- 2.4%
     Belden & Blake Corp. ..........................................  329,000        6,826,750
     Lomak Petroleum, Inc...........................................  172,000        2,451,000
  HEALTH SERVICES -- 17.1%
     American Medical Response, Inc. ...............................  236,000        8,319,000
     Beverly Enterprises, Inc. .....................................  465,000        5,580,000
     Community Health Systems, Inc. ................................  197,000       10,194,750
     HEALTHSOUTH Corporation........................................  240,000        8,640,000
     Neuromedical Systems, Inc. ....................................   83,600        1,254,000
     Quorum Health Group, Inc. .....................................  435,000       11,473,125
     RISCORP, Inc. .................................................  384,700        7,020,775
     Vivra, Inc. ...................................................  395,000       12,985,625
  INDUSTRIAL SERVICES -- 2.4%
     Paychex, Inc. .................................................  195,000        9,384,375
  MEDIA -- 2.0%
     British Sky Broadcasting Group plc.............................  191,000        7,759,375
  REAL ESTATE INVESTMENT TRUSTS -- 8.5%
     Equity Residential Properties Trust............................  228,000        7,495,500
     Oasis Residential, Inc. .......................................  260,000        5,687,500
     Spieker Properties, Inc. ......................................  285,000        7,766,250
     Tanger Factory Outlet Centers, Inc. ...........................  200,000        4,650,000
     The Town and Country Trust.....................................  540,000        7,087,500

    The accompanying notes are an integral part of the financial statements.

                                       17

PAGE

              SCHEDULE OF INVESTMENTS AND NET ASSETS -- CONTINUED
                                 JUNE 30, 1996

                                                                      SHARES         VALUE
                                                                      -------     ------------
COMMON STOCK (continued)
  RESTAURANTS -- 2.8%
     Buffets, Inc. .................................................  550,000     $  6,737,500
     Cracker Barrel Old Country Store, Inc. ........................  164,000        3,977,000
  RETAIL -- 13.6%
     Bed, Bath and Beyond, Inc. ....................................  355,000        9,496,250
     Cato Corporation -- Class A....................................  400,000        2,400,000
     Heilig-Meyers Company..........................................  340,000        8,160,000
     Kohl's Corporation.............................................  260,000        9,522,500
     Mac Frugals Bargains * Closeouts Inc. .........................  245,000        4,348,750
     The Gymboree Corporation.......................................  295,000        8,997,500
     Value City Department Stores, Inc. ............................  400,000        4,400,000
     Williams-Sonoma, Inc. .........................................  200,000        4,725,000
  TECHNOLOGY -- 6.0%
     Molex Inc. -- Class A..........................................  226,250        6,646,094
     National Data Corp. ...........................................  275,000        9,418,750
     Xilinx, Inc. ..................................................  215,000        6,826,250
  TRANSPORTATION -- 1.9%
     Fritz Companies, Inc. .........................................  230,000        7,417,500
                                                                                   -----------
  TOTAL COMMON STOCK
     (identified cost $220,099,355).................................               293,090,869
                                                                                   -----------
U.S. GOVERNMENT OBLIGATIONS (identified cost $84,034,431) -- 22.1%
  U.S. Treasury Bills @ 5.086% due 07/11/96..................................       84,883,889
                                                                                   -----------
  TOTAL INVESTMENTS (identified cost $304,983,244)...........................      377,974,758
                                                                                   -----------
CASH AND OTHER ASSETS LESS LIABILITIES -- 1.6%...............................        6,112,262
                                                                                   -----------
NET ASSETS -- 100%...........................................................     $384,087,020
                                                                                   ===========
Shares of capital stock outstanding..........................................       11,924,230
                                                                                   ===========
Net asset value per share....................................................     $      32.21
                                                                                   ===========

    The accompanying notes are an integral part of the financial statements.

                                       18

PAGE

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1996

ASSETS
  Investments (Cost $304,983,244)..............................................  $377,974,758
  Cash and cash equivalents....................................................     5,993,126
  Receivables for:
     Sales of capital stock....................................................       371,565
     Dividends.................................................................       260,464
     Interest..................................................................        26,627
     Securities sold...........................................................        25,874
  Prepaid expenses.............................................................         5,381
                                                                                   ----------
          TOTAL ASSETS.........................................................   384,657,795
                                                                                   ----------
LIABILITIES
  Payables for:
     Investment advisory fee...................................................       257,406
     Capital stock repurchased.................................................       218,146
     Securities purchased......................................................        25,900
  Accrued expenses.............................................................        69,323
                                                                                   ----------
          TOTAL LIABILITIES....................................................       570,775
                                                                                   ----------
NET ASSETS.....................................................................  $384,087,020
                                                                                   ==========
Shares of capital stock outstanding, par value $.01
  (25,000,000 shares authorized)...............................................    11,924,230
                                                                                   ==========
Net asset value per share (offering and redemption price)......................  $      32.21
                                                                                   ==========
Net assets consist of:
  Paid in capital..............................................................  $285,046,769
  Accumulated net realized gain................................................    24,301,796
  Net unrealized appreciation on investments...................................    72,991,513
  Undistributed net investment income..........................................     1,746,942
                                                                                   ----------
                                                                                 $384,087,020
                                                                                   ==========

    The accompanying notes are an integral part of the financial statements.

                                       19

PAGE

                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1996

INVESTMENT INCOME
  Dividends.......................................................  $ 2,589,529
  Interest........................................................    4,647,705
                                                                     ----------
       Total investment income....................................                  $ 7,237,234
EXPENSES
  Investment advisory fees........................................    2,906,889
  Transfer agent fees.............................................      336,400
  Pricing fees....................................................       70,115
  Custodian fees..................................................       70,750
  Registration and filing fees....................................       68,367
  Reports to shareholders.........................................       57,570
  Auditing fee....................................................       27,930
  Insurance.......................................................       21,008
  Legal...........................................................        7,690
  Directors' fees and expenses....................................        6,222
  Association dues................................................        4,252
  Taxes...........................................................          811
  Shareholder Communication.......................................          333
                                                                     ----------
       Total expenses.............................................                    3,578,337
                                                                                    -----------
       Net investment income......................................                    3,658,897
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gain on investments................................   36,920,382
  Net increase in unrealized appreciation on investments..........   29,588,487
                                                                     ----------
  Net realized and unrealized gains on investments................                   66,508,869
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.................................................                  $70,167,766
                                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                                       20

PAGE

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED     YEAR ENDED
                                                                      JUNE 30,       JUNE 30,
                                                                        1996           1995
                                                                    ------------   ------------
OPERATIONS
Net investment income.............................................  $  3,658,897   $  3,092,054
Net realized gains (losses) on investments........................    36,920,382     (6,008,265)
Net increase in unrealized appreciation of investments............    29,588,487     43,840,917
                                                                    ------------   ------------
  Net increase from operations....................................    70,167,766     40,924,706
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income..............................    (3,746,716)    (1,719,823)
Distributions from net realized capital gains.....................    (6,610,825)    (6,374,831)
                                                                    ------------   ------------
  Total distributions.............................................   (10,357,541)    (8,094,654)
                                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of stock.......................................    82,130,543    133,877,678
Reinvestment of distributions.....................................     9,581,641      7,557,313
Less: redemptions.................................................   (95,588,642)   (45,303,065)
                                                                    ------------   ------------
  Increase (decrease) resulting from capital share transactions...    (3,876,458)    96,131,926
                                                                    ------------   ------------
Total increase in net assets......................................    55,933,767    128,961,978
NET ASSETS
Beginning of period...............................................   328,153,253    199,191,275
                                                                    ------------   ------------
End of period (includes undistributed net investment income
  of $1,746,942 and $1,834,761, respectively).....................  $384,087,020   $328,153,253
                                                                    ============   ============

    The accompanying notes are an integral part of the financial statements.

                                       21

PAGE

                              FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding throughout the period

                                                                FOR THE PERIOD ENDED JUNE 30,
                             ----------------------------------------------------------------------------------------------------
                               1996       1995       1994      1993      1992      1991      1990      1989      1988      1987
                             --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Net asset value --
  beginning of period......    $27.29     $24.27     $23.87    $18.97    $17.24    $17.71    $15.93    $13.65    $15.29    $17.02
Income from investment
operations
---------------------------
Net investment income
  (loss)...................       .30        .27        .09      (.01)      .07       .20       .06       .41      (.11)      .02
Net gains (losses) on
  securities (both realized
  and unrealized)..........      5.47       3.63        .76      5.51      3.45       .49      2.84      1.87      (.29)     (.52)
                             --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Total from investment
  operations...............      5.77       3.90        .85      5.50      3.52       .69      2.90      2.28      (.40)     (.50)
Less dividends and
  distributions
--------------------------
Dividends from net
  investment income........      (.31)      (.18)      (.02)     (.04)     (.09)     (.12)     (.48)      .00      (.02)     (.07)
Distributions from net
  realized capital gains...      (.54)      (.70)      (.43)     (.56)    (1.70)    (1.04)     (.64)      .00     (1.22)    (1.16)
                             --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Total dividends and
  distributions............      (.85)      (.88)      (.45)     (.60)    (1.79)    (1.16)    (1.12)      .00     (1.24)    (1.23)
Net asset value -- end of
  period...................    $32.21     $27.29     $24.27    $23.87    $18.97    $17.24    $17.71    $15.93    $13.65    $15.29
                             ========   ========   ========   =======   =======   =======   =======   =======   =======   =======
Total return...............     21.40%     16.44%      3.48%    29.50%    21.00%     5.62%    19.71%    16.70%    (2.99%)   (2.57%)
Ratios/supplemental data
---------------------
Net assets, end of period
  (in thousands)...........  $384,087   $328,153   $199,191   $78,581   $18,363   $12,350   $11,058    $9,598   $10,706   $18,701
Ratio of expenses to
  average net assets.......      0.96%      1.06%      1.22%     1.47%     1.75%     1.68%     2.08%     2.01%+    1.85%+    1.72%
Ratio of net investment
  income (loss) to average
  net assets...............      0.99%      1.18%       .38%     (.01%)     .24%      .98%      .14%     2.83%+    (.59%)+     .15%
Portfolio turnover rate....        34%        29%        43%       61%       61%       85%       66%       62%       58%       88%
Average commission paid per
  share....................   $0.0588         --         --        --        --        --        --        --        --        --
+     Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund.

                                       22

PAGE

1. SIGNIFICANT ACCOUNTING POLICIES: Meridian Fund (the "Fund") a series of Meridian Fund, Inc. (the "Company"), began operations on August 1, 1984. The Fund was registered on August 1, 1984, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the fund is to seek long-term growth of capital. In addition to the Meridian Fund, the Company also offers the Meridian Value Fund. The following is a summary of significant accounting policies:

    a. SECURITY VALUATIONS: Investments are stated at market value based on latest quoted prices. Short-term securities with maturity dates of 60 days or less are valued at amortized cost (premiums and discounts are amortized on a straight-line basis) which has been determined by the Fund's Board of Directors to represent fair value.

    b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $304,983,244, the aggregate gross unrealized appreciation is $80,032,759 and the aggregate gross unrealized depreciation is $7,041,246 resulting in net unrealized appreciation of $72,991,513.

    c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

    d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.

    e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

    f. USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from the estimates.

    g. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. RELATED PARTIES: The Fund has entered into a management agreement (the Investment Advisory Fee) with Aster Capital Management, Inc. ("Aster Capital") for calendar 1996. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of Aster Capital.

3. ADVISORY FEE AND EXPENSE LIMITATION: The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the first $50,000,000 of the Fund's net assets and 0.75% of the Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's average net assets. The Investment Adviser has agreed to reimburse the Fund for any fiscal year's expenses, including advisory fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Although state requirements may change, the most stringent state expense

                                       23

PAGE

   limitations currently require the Investment Adviser to reimburse the Fund for operating expenses incurred in any fiscal year which exceed 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1 1/2% of the remaining average net assets. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment.

4. CAPITAL STOCK TRANSACTIONS: The Fund has authorized 25,000,000 shares of common stock at a par value of $.01 per share. Transactions in capital stock for the period ended June 30, 1996 and June 30, 1995, were as follows:

                                                                 1996           1995
                                                              ----------     ----------
        Shares sold.......................................     2,717,761      5,275,075
        Shares issued on reinvestment of distributions....       322,055        305,024
                                                              ----------     ----------
                                                               3,039,816      5,580,099
        Shares redeemed...................................    (3,138,480)    (1,765,630)
                                                              ----------     ----------
        Net increase (decrease)...........................       (98,664)     3,814,469
                                                              ==========     ==========

5. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Company who are directors and/or officers of Aster Capital Management, Inc. receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund stock, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of June 30, 1996 was $3,000.

6. INVESTMENTS:

    a. COST OF INVESTMENTS: The cost of investments purchased, excluding short-term obligations, and the proceeds from sales of investments for the period ended June 30, 1996 were $93,954,480 and $115,838,474, respectively.

    b. INCOME PRODUCING INVESTMENTS: At June 30, 1996, those investments in securities which produce investment income (cash dividends) are Bancorp Hawaii, Inc., British Sky Broadcasting Group plc, Cato Corporation - Class A, Cracker Barrel Old Country Store, Inc., Equity Residential Properties Trust, Heilig-Meyers Company, Kohl's Corporation, Lomak Petroleum, Inc., Molex, Inc. - Class A, National Data Corp., Oasis Residential, Inc., Paychex, Inc., Service Corp. International, Sotheby's Holdings, Inc., Spieker Properties, Inc., Stewart Enterprises, Inc., Tanger Factory Outlet Centers, Inc., The Town and Country Trust and The York Group, Inc. All other investments in securities are non-income producing.

                                       24

PAGE

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Meridian Value Fund

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Value Fund (one of the portfolios constituting Meridian Fund, Inc., hereafter referred to as the "Fund") at June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period February 10, 1994 (commencement of operations) through June 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as the "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
July 31, 1996

                                       25

PAGE

                     SCHEDULE OF INVESTMENTS AND NET ASSETS
                                 JUNE 30, 1996

                                                                         SHARES       VALUE
                                                                         ------     ----------
COMMON STOCK -- 94.3%
  BANKING AND FINANCE -- 2.6%
     EZCORP, Inc. .....................................................  13,500     $   91,125
  CONSTRUCTION -- 4.4%
     BMC West Corporation..............................................   4,800         82,200
     Griffon Corporation...............................................   8,600         69,875
  CONSUMER PRODUCTS -- 7.9%
     Maxwell Shoe Company, Inc. -- Class A.............................  12,600         97,650
     Paragon Trade Brands, Inc. .......................................   3,900         83,850
     Universal Electronics, Inc. ......................................   7,900         91,837
  ENERGY -- 12.2%
     Apache Corporation................................................   2,800         92,050
     Lomak Petroleum, Inc. ............................................   6,400         91,200
     Nabors Industries, Inc. ..........................................   5,200         84,500
     Oceaneering International, Inc. ..................................   4,300         65,037
     Vintage Petroleum, Inc. ..........................................   3,600         91,800
  HEALTH SERVICES -- 7.2%
     Coventry Corporation..............................................   5,700         89,775
     Safeguard Health Enterprises, Inc. ...............................   3,700         67,062
     Zoll Medical Corporation..........................................   5,700         91,200
  INDUSTRIAL SERVICES -- 5.1%
     Angelica Corporation..............................................   3,900         92,137
     Thomas Group, Inc. ...............................................   4,600         85,100
  INDUSTRIAL PRODUCTS -- 9.8%
     Augat Inc. .......................................................   4,300         82,238
     Bettis Corporation................................................  16,500         85,594
     Medar, Inc. ......................................................   8,700         90,263
     Seda Specialty Packaging Corp. ...................................   4,800         86,400
  INSURANCE -- 5.1%
     Integon Corp. ....................................................   4,400         88,550
     Omni Insurance, Inc. .............................................   9,700         89,725

    The accompanying notes are an integral part of the financial statements.

                                       26

PAGE

              SCHEDULE OF INVESTMENTS AND NET ASSETS -- CONTINUED
                                 JUNE 30, 1996

                                                                         SHARES       VALUE
                                                                         ------     ----------
COMMON STOCK (continued)
  LEISURE & AMUSEMENT -- 7.3%
     Rawlings Sporting Goods Company, Inc..............................   8,700     $   85,913
     SMC Corporation...................................................   9,700         92,150
     Sturm, Ruger & Company, Inc. .....................................   1,600         74,400
  REAL ESTATE -- 2.7%
     Manufactured Home Communities, Inc. ..............................   4,800         92,400
  RESTAURANTS -- 2.5%
     CKE Restaurants, Inc. ............................................   3,400         86,700
  RETAIL -- 14.7%
     Cato Corporation -- Class A.......................................  11,700         70,200
     Fabri-Centers of America, Inc. -- Class B.........................   6,000         90,750
     Heilig-Meyers Company.............................................   3,700         88,800
     Pier 1 Imports, Inc. .............................................   5,800         86,275
     Toys "R" Us, Inc. ................................................   3,000         85,500
     Value City Department Stores, Inc. ...............................   8,000         88,000
  TECHNOLOGY -- 12.8%
     CFI ProServices, Inc. ............................................   3,200         81,600
     InaCom Corporation................................................   4,700         88,125
     MicroAge, Inc. ...................................................   6,600         89,925
     Viewlogic Systems, Inc. ..........................................   6,500         90,188
     Western Digital Corporation.......................................   3,600         94,050
                                                                                       -------
  TOTAL COMMON STOCK
     (identified cost $2,800,769)..............................................      3,274,142
                                                                                       -------
CASH AND OTHER ASSETS LESS LIABILITIES -- 5.7%.................................        197,363
                                                                                       -------
NET ASSETS -- 100%.............................................................     $3,471,505
                                                                                       =======
Shares of capital stock outstanding............................................        226,673
                                                                                       =======
Net asset value per share......................................................         $15.32
                                                                                       =======

    The accompanying notes are an integral part of the financial statements.

                                       27

PAGE

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1996

ASSETS
  Investments (Cost $2,800,769)..................................................  $3,274,144
  Cash and cash equivalents......................................................     140,766
  Receivables for:
     Securities sold.............................................................      76,725
     Reimbursement from Investment Advisor.......................................       6,854
     Dividends...................................................................       2,555
     Interest....................................................................         269
     Prepaid expenses............................................................         113
                                                                                   ----------
          TOTAL ASSETS...........................................................   3,501,426
                                                                                   ----------
LIABILITIES
  Payable for securities purchased...............................................      16,154
  Accrued expenses...............................................................      13,765
                                                                                   ----------
          TOTAL LIABILITIES......................................................      29,919
                                                                                   ----------
NET ASSETS.......................................................................  $3,471,507
                                                                                   ==========
Shares of capital stock outstanding, par value $.01
  (25,000,000 shares authorized).................................................     226,673
                                                                                   ==========
Net asset value per share (offering and redemption price)........................  $    15.32
                                                                                   ==========
Net assets consist of:
  Paid in capital................................................................  $2,726,897
  Accumulated net realized gain..................................................     271,235
  Net unrealized appreciation on investments.....................................     473,375
                                                                                   ----------
                                                                                   $3,471,507
                                                                                   ==========

    The accompanying notes are an integral part of the financial statements.

                                       28

PAGE

                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1996

INVESTMENT INCOME
  Dividends............................................................  $ 16,839
  Interest.............................................................     2,366
                                                                         --------
       Total investment income.........................................               $ 19,205
EXPENSES
  Transfer agent fees..................................................    25,620
  Pricing fees.........................................................    24,156
  Investment advisory fees.............................................    16,183
  Registration and filing fees.........................................    11,455
  Custodian fees.......................................................     8,340
  Legal................................................................     7,062
  Auditing fee.........................................................     6,204
  Reports to shareholders..............................................     2,873
  Directors' fees and expenses.........................................     1,098
  Taxes................................................................       811
  Insurance............................................................       762
  Association dues.....................................................        73
                                                                         --------
       Total expenses..................................................   104,637
       Less: Reimbursement by Investment Advisor.......................   (63,370)
                                                                         --------
       Net expenses....................................................                 41,267
                                                                                      --------
  Net investment loss..................................................                (22,062)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gain on investments.....................................   295,152
  Net increase in unrealized appreciation on investments...............   421,643
                                                                         --------
  Net realized and unrealized gains on investments.....................                716,795
                                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................               $694,733
                                                                                      ========

    The accompanying notes are an integral part of the financial statements.

                                       29

PAGE

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     FOR THE FISCAL   FOR THE FISCAL
                                                                       YEAR ENDED       YEAR ENDED
                                                                     JUNE 30, 1996    JUNE 30, 1995
                                                                     --------------   --------------
OPERATIONS
Net investment loss................................................    $  (22,062)       $ (3,396)
Net realized gain (loss) on investments............................       295,152         (20,940)
Net increase in unrealized appreciation of investments.............       421,643          54,235
                                                                       ----------       ---------
  Net increase from operations.....................................       694,733          29,899
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income...............................             0               0
Distributions from net realized capital gains......................             0               0
                                                                       ----------       ---------
  Total distributions..............................................             0               0
                                                                       ----------       ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of stock........................................     2,262,308         400,303
Reinvestment of distributions......................................             0               0
Less: redemptions..................................................      (200,555)       (106,719)
                                                                       ----------       ---------
  Increase resulting from capital share transactions...............     2,061,753         293,584
                                                                       ----------       ---------
Total increase in net assets.......................................     2,756,486         323,483
NET ASSETS
Beginning of period................................................       715,021         391,538
                                                                       ----------       ---------
End of period......................................................    $3,471,507        $715,021
                                                                       ==========       =========

    The accompanying notes are an integral part of the financial statements.

                                       30

PAGE

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout the period

                                                        FOR THE FISCAL   FOR THE FISCAL   FOR THE PERIOD
                                                          YEAR ENDED       YEAR ENDED          ENDED
                                                        JUNE 30, 1996    JUNE 30, 1995    JUNE 30, 1994*
                                                        --------------   --------------   ---------------
Net asset value -- beginning of period................    $    10.27        $   9.87         $   10.00
                                                          ----------         -------           -------
Income from investment operations
-------------------------------------
Net investment (loss) income..........................         (0.10)          (0.04)             0.00
Net gains or losses on securities
  (both realized and unrealized)......................          5.15            0.44             (0.13)
                                                          ----------         -------           -------
Total from investment operations......................          5.05            0.40             (0.13)
                                                          ----------         -------           -------
Less dividends and distributions
---------------------------------
Dividends from net investment income..................          0.00            0.00              0.00
Distribution from net realized capital gains..........          0.00            0.00              0.00
                                                          ----------         -------           -------
Total dividends and distributions.....................          0.00            0.00              0.00
                                                          ----------         -------           -------
Net asset value -- end of period......................    $    15.32        $  10.27         $    9.87
                                                          ==========         =======           =======
Total return..........................................         49.17%           4.05%            (1.30%)
                                                          ==========         =======           =======
Ratios/supplemental data
---------------------------
Net assets, end of period (in thousands)..............    $3,471,507        $715,021         $ 391,538
Ratio of expenses to average net assets...............          2.55%+          2.78%+            1.28%+
Ratio of net investment loss to average net assets....         (1.36%)+         (.58%)+           (.07%)+
Portfolio turnover rate...............................           125%             77%              194%
Average commission paid per share.....................    $   0.0559              --                --

+ Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. As indicated in Note 3, the Investment Manager reduced a portion of its fee and absorbed certain expenses of the Fund. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets would have been 6.47%, 14.64%, and 11.22%, and the ratio of net investment income to average net assets would have been a loss of 5.28%, 12.44% and 10.02%, respectively.

* From commencement of operations on February 10, 1994.

    The accompanying notes are an integral part of the financial statements.

                                       31

PAGE

                              MERIDIAN VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES: Meridian Value Fund (the "Fund") a series of Meridian Fund, Inc., (the "Company"), began operations on February 10, 1994. The Fund was registered on February 7, 1994, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the fund is to seek long-term growth of capital. In addition to the Meridian Value Fund, the Company also offers the Meridian Fund. The following is a summary of significant accounting policies:

   a. SECURITY VALUATIONS: Investments are stated at market value based on latest quoted prices. Short-term securities with maturity dates of 60 days or less are valued at amortized cost (premiums and discounts are amortized on a straight-line basis) which has been determined by the Fund's Board of Directors to represent fair value.

   b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $2,800,769, the aggregate gross unrealized appreciation is $537,102 and the aggregate gross unrealized depreciation is $63,727 resulting in net unrealized appreciation of $473,375.

   c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

   d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.

   e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

   f. USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from the estimates.

   g. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gain for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. RELATED PARTIES: The Fund has entered into a management agreement (the Investment Advisory Fee) with Aster Capital Management, Inc. ("Aster Capital") for calendar 1996. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of Aster Capital. Beneficial ownership in the Fund by Richard F. Aster, Jr., President, as of June 30, 1996, was 17.48%.

3. ADVISORY FEE AND EXPENSE LIMITATION: The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the Fund's net assets. The fee is paid monthly and calculated based

                                       32

PAGE

                              MERIDIAN VALUE FUND
                             FOOTNOTES (CONTINUED)

   on that month's average net assets. The Investment Adviser has agreed to reimburse the Fund for any fiscal year's expenses, including advisory fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Although state requirements may change, the most stringent state expense limitations currently require the Investment Adviser to reimburse the Fund for operating expenses incurred in any fiscal year which exceed 2 1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets and 1 1/2% of the remaining average net assets. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment. Reimbursements were $63,370 for the year ended June 30, 1996.

4. CAPITAL STOCK TRANSACTIONS: The Fund has authorized 25,000,000 shares of common stock at a par value of $.01 per share. Transactions in capital stock for the period ended June 30, 1996 and June 30, 1995, were as follows:

                                                                       1996      1995
                                                                      -------   ------
         Shares sold................................................  173,212   40,863
         Shares issued on reinvestment of distributions.............        0        0
                                                                      -------   ------
                                                                      173,212   40,863
         Shares redeemed............................................   16,140   10,934
                                                                      -------   ------
         Net increase...............................................  157,072   29,929
                                                                      =======   ======

5. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Company who are directors and/or officers of Aster Capital Management, Inc. receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund stock, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of June 30, 1996 was $1,000.

6. INVESTMENTS:

   a. COST OF INVESTMENTS: The cost of investments purchased, excluding short-term obligations, and the proceeds from sales of investments for the period ended June 30, 1996 were $4,009,140 and $1,961,655 respectively.

   b. INCOME PRODUCING INVESTMENTS: At June 30, 1996, those investments in securities which produce investment income (cash dividends) are Angelica Corporation, Apache Corporation, Augat, Inc., Cato Corporation - Class A., CKE Restaurants, Inc., Integon Corp., Lomak Petroleum Inc., Manufactured Home Communities, Inc., Pier 1 Imports, Inc., and Sturm, Ruger & Company, Inc. All other investments in securities are non-income producing.

                                       33

PAGE

                             MERIDIAN FUND, INC.(R)

                                     Part C

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements -- The following audited financial statements and the report of independent accountants for the Meridian Fund and Meridian Value Fund are set forth in Part B:

    Report of Independent Accountants -- July 31, 1996
    Statement of Assets and Liabilities at June 30, 1996
    Statement of Operations for the Year Ended June 30, 1996
    Statement of Changes in Net Assets for the Years Ended June 30, 1996 and June 30, 1995
    Schedule of Investments -- June 30, 1996
    Supplementary Information for fiscal years 1986 through 1996
    Notes to the Financial Statements

(b)  (1)   Articles of Incorporation -- previously filed
     (2)   Bylaws -- previously filed -- amendment -- previously filed
     (3)   None
     (4)   Specimen of each security issued -- previously filed
     (5)   Form of Investment Management Agreement -- previously filed
     (6)   None
     (7)   None
     (8)   Form of Custodian Agreement and Depository Contract as amended -- previously filed
     (9)   None
     (10)  Opinion and consent of counsel -- previously filed
     (11)  Consent of independent accountants -- enclosed herewith
     (12)  None
     (13)  Form of Investment Representation Agreement -- previously filed
     (14)  IRA application and disclosure statement -- previously filed
     (15)  None
     (16)  Schedule for computation of Performance Quotations -- previously filed

ITEM 25:

Persons Controlled by or Under Common Control with Registrant:
           None

ITEM 26:

Number of Holders of Securities

           As of September 30, 1996

                              PORTFOLIO                          NUMBER OF RECORD HOLDERS
        -----------------------------------------------------    ------------------------
        Meridian Fund........................................             14,809
        Meridian Value Fund..................................                178

ITEM 27:  INDEMNIFICATION

     Subsection (B) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director of that corporation

                                       C-1

PAGE

or a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and (i) in the case of conduct in the director's official capacity with the corporation, in a manner he reasonably believed to be in the best interests of the corporation, and, (ii) in all other cases, in a manner not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     Subsection (B) of Section 2-418 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted under similar standards, except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation.

     Section 2-418 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in Subsection (B), he shall be indemnified against reasonable expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under
Section 2-418.

     Article V of the Bylaws of the Fund contains indemnification provisions meant to conform to the above statute and to the provisions of Section 17 of the Investment Company Act of 1940, as amended, and to Investment Company Act Release No. 11330 (September 4, 1980). These Bylaws provide "reasonable and fair means" to determine whether indemnification shall be made which include: (1) reference to a final decision on the merits by a court or other body that liability did not occur by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable, factually based decision to the same effect by
(a) a vote of a majority of a quorum of directors who are neither "interested persons" of the company (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the Fund's Articles of Incorporation and Bylaws, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore unenforceable. The Fund, unless in the opinion of its counsel the matter has been settled by controlling precedent, will submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue in the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered.

ITEM 28:  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See the material following the caption "Investment Management" appearing as a portion of Part A and Part B hereof.

                                       C-2

PAGE

ITEM 29:  PRINCIPAL UNDERWRITER

     (a) None
     (b) None
     (c) None

ITEM 30:  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Fund and its investment manager located at 60 E. Sir Francis Drake Boulevard, Wood Island, Suite 306, Larkspur, California.

     Records covering shareholder accounts and portfolio transactions are maintained and kept also by the Fund's transfer agent, FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, and custodian, Bank of New York, 48 Wall Street, New York, NY 10286.

ITEM 31:  MANAGEMENT SERVICES

     None

ITEM 32:  UNDERTAKINGS

     Previously filed

                                       C-3

PAGE

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 15 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Larkspur and State of California on the 30 day of October 1996.

                                          MERIDIAN FUND, INC. (Registrant)

                                          /s/  RICHARD F. ASTER, JR.

                                          --------------------------------------
                                          Richard F. Aster, Jr., President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      *Richard F. Aster, Jr.             Director and Principal               October 30, 1996
-----------------------------------      Executive Officer
       Richard F. Aster, Jr.
       *Michael S. Erickson              Director                             October 30, 1996
-----------------------------------
        Michael S. Erickson
         *James B. Glavin                Director                             October 30, 1996
-----------------------------------
          James B. Glavin
          *Herbert C. Kay                Director                             October 30, 1996
-----------------------------------
          Herbert C. Kay
         *Michael Stolper                Director                             October 30, 1996
-----------------------------------
          Michael Stolper
         *Paul A. Robinson               Principal Financial Officer,         October 30, 1996
-----------------------------------      Principal Accounting Officer,
         Paul A. Robinson                Treasurer and Secretary

*By: /s/  RICHARD F. ASTER, JR.

     --------------------------------------------------------
     Richard F. Aster, Jr.,
     Attorney-in-Fact

                                       C-4

PAGE

                                    EXHIBITS

Item 24(b)(11):   Consent of Independent Accountants

PAGE

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 15 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated July 31, 1996, relating to the financial statements and financial highlights of the Meridian Fund and Meridian Value Fund, which appear in such Statement of Additional Information, and to the incorporation by reference of our reports into the Prospectus which constitutes part of this Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Experts" in such Prospectus.

Price Waterhouse LLP
San Francisco, CA
October 25, 1996

PAGE